UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To be held May 16, 2024

To the Stockholders of PHX Minerals Inc.:

Notice is hereby given that the annual meeting of the stockholders (“Annual Meeting”) of PHX Minerals Inc. (the “Company”) will be held virtually, on Thursday, May 16, 2024, at 9:00 a.m. Central Daylight Time. The virtual meeting can be accessed at www.proxydocs.com/PHX. At the Annual Meeting, we plan to ask you:

1. To elect the two director nominees named in the accompanying proxy statement to serve on the Company’s Board of Directors until the Company’s 2027 annual meeting of stockholders or until their successors are duly elected and qualified;

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3. To ratify the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

4. To increase the number of authorized shares of common stock, par value $0.01666 per share, of the Company (“Common Stock”) from 54,000,500 shares to 75,000,000 shares; and

5. To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

We have set the close of business on March 28, 2024 as the record date for the Annual Meeting and only holders of record of the Company’s Common Stock at such date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. The Annual Meeting will be held in a virtual-only meeting format, via live video webcast, that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We have implemented a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures enhance stockholder access and encourage participation and communication with our Board of Directors and management. Please note that you will only be able to attend the Annual Meeting by means of remote communication – you will not be able to attend the Annual Meeting if you do not have Internet access. There will not be a physical meeting location. You or your proxyholder will be able to attend the Annual Meeting online, examine a list of our stockholders of record, and submit your questions and vote your shares electronically by visiting www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice of Internet Availability of Proxy Materials and proxy card. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would have at an in-person meeting.

The Annual Meeting webcast will begin promptly at 9:00 a.m. Central Daylight Time, on May 16, 2024. Online access to the virtual meeting website will begin at 8:45 a.m. Central Daylight Time, and we encourage you to access the Annual Meeting prior to the start time.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of the accompanying proxy statement, a proxy card and our 2023 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to vote. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process allows us to provide our stockholders with information in a timelier manner, reduces our printing and mailing costs, and helps to conserve resources. We anticipate the Notice will be mailed to stockholders on or about April 5, 2024.

Whether you plan to attend the Annual Meeting or not, we encourage you to vote by following the instructions on the Notice or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope. Voting by proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the Notice or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

We thank you for your continued support and look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors
/s/ Chad D. True
Chad D. True, Secretary

Fort Worth, Texas

April 5, 2024

YOUR VOTE IS IMPORTANT

YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE EVEN IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY INTERNET OR TELEPHONE USING THE INSTRUCTIONS ON THE NOTICE, OR BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 16, 2024. The proxy statement, form of proxy card and the Company’s 2023 Annual Report to Stockholders are available at the following website: www.proxydocs.com/PHX or by writing to the Company at the address above. The Annual Report contains the financial statements of the Company.

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Stockholder Proposals	46
Annual Report to Stockholders	47

Appendix A – Form of Certificate of Amendment of Certificate of Incorporation, as Amended	A-1

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Proxy Statement Summary

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This summary does not contain all of the information you should consider, and you should carefully read the Proxy Statement in its entirety before voting. Additional information regarding the Company and its performance in 2023 and the Transition Period can be found in our Annual Report on Form 10-K for the year ended December 31, 2023.

Transition to Calendar Year for Fiscal Year 2023

As previously announced, the Company transitioned to a calendar year fiscal year beginning January 1, 2023 to be in-line with our peer group. In this Proxy Statement, all references to years or fiscal years, unless otherwise noted, refer to the Company’s fiscal year ended December 31 with respect to 2023 and the Company’s fiscal year ended September 30 with respect to prior years. For example, references to 2023 mean the year ended December 31, 2023 and references to 2022 mean the year ended September 30, 2022. We refer to the period from October 1, 2022 to December 31, 2022 as the “Transition Period” or “Tr.”. References to “calendar” or “calendar year” refer to the year ended December 31, regardless of the fiscal year end for such year.

2024 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	May 16, 2024, at 9:00 a.m., Central Daylight Time
Location:	Virtual access at www.proxydocs.com/PHX
Record Date:	March 28, 2024
Stockholders Entitled to Vote:

Holders of our Common Stock, par value $0.01666 per share (“Common Stock”), as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote by proxy or in person at the Annual Meeting.

PROPOSALS AND BOARD RECOMMENDATIONS
	Proposal	Board Recommendation
No. 1	Election of two directors to serve on the Company’s board of directors for three-year terms ending at the Company’s annual meeting in 2027.	FOR each nominee
No. 2	Advisory vote to approve the compensation of the Company’s named executive officers.	FOR
No. 3	Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR
No. 4	Approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 54,000,500 shares to 75,000,000 shares.	FOR

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QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting, including (1) the election of two director nominees to serve on our board of directors (the “Board”) for three-year terms ending at the annual meeting of stockholders in 2027 (this proposal is referred to as the “Election of Directors”); (2) a non-binding, advisory vote to approve the compensation of our named executive officers (this proposal is referred to as “Executive Compensation”); (3) the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (this proposal is referred to as “Ratification of Accounting Firm”); (4) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 54,000,500 shares to 75,000,000 shares (this proposal is referred to as “Amendment to Certificate of Incorporation to Increase Authorized Shares”); and (5) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting, in the discretion of the persons named in the proxy.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we make available to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote and provides you with information on such matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Annual Meeting.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials for the Annual Meeting over the Internet. The proxy materials for the meeting are available at www.proxydocs.com/PHX. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2023 annual report, by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice

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received and state that you want a paper copy of the Annual Meeting materials. You also may request paper copies when prompted at www.investorelections.com/PHX.

Can I choose the method in which I receive future proxy materials?

Below are descriptions of the methods in which stockholders of record may receive future proxy materials or notice thereof:

Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most stockholders.

Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-866-648-8133, or by e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the Annual Meeting materials. If you are voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for paper copies by mail after you vote.

E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please log in to www.investorelections.com/PHX to enroll or, if voting electronically at www.investorelections.com/PHX, follow the instructions to enroll for electronic delivery.

If you are a beneficial owner rather than a stockholder of record, you should consult the directions provided by your broker, bank, or other nominee with respect to how you receive your proxy materials and how to vote your shares.

Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote. You may vote by Internet or telephone using the instructions on the Notice, or by marking, signing and dating the enclosed proxy card and mailing it promptly in the postage-paid envelope, provided you received a paper copy of the proxy card.

What is “householding”?

The SEC permits companies and intermediaries (such as brokers, banks and other nominees) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This procedure, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a mailing this year under the “householding” procedure and you would like to have additional copies of our Notice or paper copies of our proxy statement, proxy card and annual report (the “Proxy Materials”) mailed to you or you would like to opt out of this procedure for future mailings, please submit your request in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or by telephone by calling 1-800-884-4225, and we will promptly deliver such additional materials to you. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at: www.proxydocs.com/PHX.

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What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one copy of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting.

Who is entitled to notice of, and to vote at, the Annual Meeting?

Governing laws and our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Annual Meeting, and any continuations, adjournments or postponements thereof.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 28, 2024 (the “Record Date”).

As of the Record Date, we had 37,458,487 shares of Common Stock outstanding. All holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any adjournments or postponements.

A list of all stockholders of record entitled to vote at our Annual Meeting will be available for examination at least 10 days prior to the Annual Meeting at our office located at 1320 S. University Dr., Suite 720, Fort Worth, TX 76107, during normal business hours, and will be available for inspection at the Annual Meeting.

How do I attend and participate in the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders as of the Record Date. Stockholders can register to attend the Annual Meeting by visiting www.proxydocs.com/PHX. The Annual Meeting will begin promptly at 9:00 a.m. Central Daylight Time. We encourage you to allow ample time for online check-in, which will open at 8:45 a.m. Central Daylight Time. If you plan to participate, submit questions or vote during the virtual Annual Meeting, you will need the Control Number included in the Notice or proxy card.

How can I request technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at www.proxydocs.com/PHX.

Will I be able to ask questions during the Annual Meeting?

Stockholders will be able to transmit questions through www.proxydocs.com/PHX. Only stockholders with a valid Control Number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

What is a quorum?

A quorum is the presence, in person or by proxy, of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting for the purpose of determining a quorum.

What are the voting rights of our stockholders?

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Each record holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting.

What is the difference between a stockholder of record and a “street name” holder?

Most stockholders hold their shares in “street name” through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank, fiduciary or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, bank or other nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. If you hold your shares in “street name,” follow the voting instructions provided by your broker, bank or other nominee to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares.

How do I vote my shares?

Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Proxy. You may give us your proxy by calling the toll-free telephone number or using the Internet as further described on the Notice. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you received a paper proxy card, you may give us your proxy by completing the proxy card and returning it to us in the U.S. postage-prepaid envelope accompanying the proxy card.

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To Vote During the Annual Meeting. You must do so through www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register and provide the Control Number as described in the Notice and proxy card. After completion of your registration, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Street Name Stockholders: Street name stockholders may vote their shares or direct their broker, bank or other nominee to vote their shares by one of the following methods:

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By Voting Instruction Card. If you hold your shares in street name, your broker, bank or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

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To Vote During the Annual Meeting with a Proxy from the Record Holder. You may vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the instruction card or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

If you are a stockholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit.

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Can I revoke my proxy or change my vote?

Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by doing one of the following:

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submitting written notice of revocation stating that you would like to revoke your proxy to PHX Minerals Inc., Attention: Secretary, 1320 S. University Dr., Suite 720, Fort Worth, TX 76107, which must be received prior to the Annual Meeting;

•	using the same method (by telephone, Internet or mail) that you first used to vote your shares, in which case the later submitted proxy will be recorded and the earlier proxy revoked; or

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during the Annual Meeting, notifying the inspector of election that you wish to revoke your proxy and voting your shares during the Annual Meeting. Attendance at the Annual Meeting without submitting a ballot to vote your shares will not revoke or change your vote.

If you are a beneficial owner or street name stockholder, you should follow the directions provided by your broker, bank or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee as described in “How do I vote my shares?” above.

What are abstentions and broker non-votes?

An abstention occurs when the beneficial owner of shares, or a broker, bank or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the Annual Meeting but fails to vote or voluntarily withholds its vote for any of the matters upon which the stockholders are voting.

Broker “non-votes” are shares held by brokers, banks or other nominees over which the broker, bank or other nominee lacks discretionary power to vote (such as for the election of directors) and for which the broker or nominee has not received specific voting instructions from the beneficial owner. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (NYSE). There are non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker or other nominee should vote your shares, then such broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they are not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors) and Proposal 2 (Executive Compensation), and your shares will be considered broker non-votes with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 3 (Ratification of Accounting Firm) and Proposal 4 (Amendment to Certificate of Incorporation to Increase Authorized Shares).

What vote is required for the proposals to be approved?

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Proposal 1 (Election of Directors): To be elected, for an uncontested election, each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our Common Stock at the Annual Meeting. Votes may be cast “FOR” or “AGAINST” the

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election of each nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
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Proposal 2 (Executive Compensation): To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This non-binding advisory vote will be approved if it receives the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

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Proposal 3 (Ratification of Accounting Firm): Ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” approval. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, we do not expect broker non-votes for this proposal.

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Proposal 4 (Amendment to Certificate of Incorporation to Increase Authorized Shares): The amendment to the Company’s Certificate of Incorporation to increase authorized shares of Common Stock from 54,000,500 shares to 75,000,000 shares will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, we do not expect broker non-votes for this proposal.

How does the Board recommend that I vote?

Our Board recommends a vote:

•	FOR each of the nominees for director;

•	FOR the non-binding, advisory approval of named executive officer compensation;

•	FOR the ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 54,000,500 shares to 75,000,000 shares.

What happens if I provide my signed proxy but do not specify how I want my shares to be voted, or if additional proposals are presented at the Annual Meeting?

If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows:

Proposal 1. FOR the election of each director nominee;

Proposal 2. FOR the approval, on an advisory basis, of the compensation of our named executive officers;

Proposal 3. FOR the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

And

Proposal 4. FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 54,000,500 to 75,000,000.

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Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted as the Board may recommend.

Who will bear the cost of soliciting votes for the Annual Meeting?

The cost of soliciting proxies for the Annual Meeting will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks or other nominees to send Proxy Materials to beneficial owners. The Company will reimburse these institutions for their reasonable costs in forwarding solicitation materials to such beneficial owners. The Company may engage third-party solicitors to solicit proxies for the Annual Meeting.

May I propose actions for consideration at the 2025 annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read the “Stockholder Proposals” section of this proxy statement for information regarding the submission of stockholder proposals and director nominations for consideration at the Company’s 2025 annual meeting of stockholders.

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Proposal No. 1

Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2027

Directors

The current directors of the Company and their current Board Committee memberships are as follows:

		Positions/Offices Presently	Served As	Present
Name	Age	Held with the Company	Director Since	Term Ends
Mark T. Behrman (1)(2)	61	Director, Non-Executive Chairman of the Board	2017	2025
Glen A. Brown (1)(2)	67	Director	2021	2024
Lee M. Canaan (1)(3)	67	Director	2015	2024
Peter B. Delaney (2)(3)(4)	70	Director	2018	2024
Steven L. Packebush (1)(3)	59	Director	2022	2026
John H. Pinkerton (2)(3)	70	Director	2021	2025
Chad L. Stephens	68	Director, Chief Executive Officer	2017	2026
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Member of the Audit Committee.
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Member of the Compensation Committee.
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Member of the Governance and Sustainability Committee.
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Mr. Delaney is retiring from the Board and will not stand for re-election at the Annual Meeting. Therefore, he will no longer serve as a director or as a member of any Board Committee following the Annual Meeting.

Our Bylaws state that the Board shall be comprised of not less than five members with the exact number of members to be determined by resolution of the Board adopted by a vote of two-thirds (2/3) of the Board or at an annual or special meeting of the stockholders by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the shares of outstanding Common Stock entitled to vote. Peter B. Delaney’s current term as a director expires at the Annual Meeting, and he has informed the Board that he is retiring from the Board and will not stand for re-election at the Annual Meeting. After careful consideration, the Governance and Sustainability Committee and the Board as a whole have determined not to nominate a replacement for Mr. Delaney and instead to reduce the size of the Board from seven members to six. As a result, the size of the Board will be six members following the Annual Meeting.

The Board is divided into three classes. At each annual stockholders’ meeting, the term of one class expires. Directors in each class ordinarily serve three-year terms, or until the director’s retirement or until his or her successor is elected and qualified. The Board believes it is in the Company’s best interest to continue to have a classified board structure, with three-year terms for its directors, due to the uniqueness of the Company’s assets and strategies. The Company’s focus on ownership of perpetual fee mineral acres requires business strategies that are more long-term oriented as compared to more traditional oil and gas exploration and production companies. We believe that this requires the Company’s directors to have a long-term outlook and understanding rather than a focus on short-term results. We believe this focus on long-term results will serve the Company well and create value for our stockholders.

Based on the recommendations from the Governance and Sustainability Committee, the Board has nominated two continuing directors, Glen A. Brown and Lee M. Canaan, to stand for election to the Board at the Annual Meeting, each to serve a three-year term expiring at the 2027 annual meeting or until the election and qualification of their respective successors or until their earlier death, retirement, resignation or removal.

Mr. Brown and Ms. Canaan were recommended as nominees for election by the Governance and Sustainability Committee and approved by the Board. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve on the Board if elected. However, if any nominee should be unable for any reason to accept nomination or election, it is the intention of the persons named in the proxy to vote such proxies for the election of such other person or persons as the Board may recommend.

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Directors Nominated for Election at the Annual Meeting

Below is information about our nominees for election to the Board for three-year terms ending at the Company’s annual meeting in 2027. The biographical information reflects the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should stand for election to the Board.

Lee M. Canaan, 67, is the founder and portfolio manager of Braeburn Capital Partners, LLC (a private investment management firm), established in 2003 in Bloomfield Hills, MI. Ms. Canaan has over 35 years of oil and gas and investment management experience, starting her career as an Exploration Geophysicist at Amoco Production Company, then ARCO, and AIM/Invesco. She was elected to the Board in 2015.

Ms. Canaan currently serves on the board of EQT Corporation (a natural gas production company operating exclusively in the Appalachian Basin of the U.S.), ROC Energy Acquisition Corporation (a special purpose acquisition corporation looking to acquire non-operated exploration and production working interest properties) and Aethon Energy, LLC (a private exploration and production company with main operations in East Texas and western Louisiana). She has also served on the board of directors of the following publicly held companies: Noble International Ltd. (a supplier to the automotive industry), from 2000 to 2004, where she served as the Compensation Committee Chairman from 2002 to 2004; Oakmont Acquisition Corporation (a special purpose acquisition corporation), from 2005 to 2007; Equal Energy Ltd. (an oil and gas exploration and production company), from 2013 until its sale in 2014; and Rock Creek Pharmaceuticals (a pharmaceutical research and development company), from 2014 to 2016, where she also served as the chairman of the Audit and Nominating and Corporate Governance committees. She also served on the board of Philadelphia Energy Solutions, LLC (a private downstream energy company and the largest crude oil refining complex on the East Coast of the U.S.), from 2018 to 2020. She holds a bachelor’s degree in Geological Sciences from the University of Southern California, a master’s degree in Geophysics from the University of Texas at Austin, and an MBA degree in Finance from The Wharton School of the University of Pennsylvania. She is also a Chartered Financial Analyst.

Ms. Canaan’s qualifications to serve on the Board include her corporate finance, capital markets and merger and acquisition experience; her scientific background in geology and geophysics; her oil and gas exploration knowledge of North American basins; and her experience serving as a director of several public and private companies.

Glen A. Brown, 67, has broad oil and gas experience both as a senior executive and as an independent explorationist. Mr. Brown served as the Senior Vice President of Exploration for Continental Resources (“Continental”) from 2015 to 2017. He joined Continental in 2012 as Manager of New Ventures and in 2013 was named Vice President of Geology. During his career at Continental, he managed annual budgets of $2 to $4 billion with active leasing, drilling and completion programs. Prior to joining Continental, he was an independent owner of NE LLC from 2003 to 2012, which developed projects that resulted in over 200 wells being drilled and completed with 12 different operators. From 1991 to 2003, he served as an Exploration Manager for EOG Resources-Midcontinent Division where he was responsible for various drilling programs and numerous field discoveries. From 1985 to 1991, Mr. Brown held middle management positions with TXO Production Company. From 1982 to 1985, he began his career as an Exploration Geologist with Marshall R. Young oil company. He holds a bachelor’s degree in Geology from State University of New York at Plattsburgh and a master’s degree in Geology from New Mexico State University in Las Cruces. Mr. Brown was elected to the Board in 2021.

Mr. Brown’s qualifications to serve on the Board include his 42 years of oil and gas experience identifying acquisition and divestiture targets and assessing risks of projects, his extensive knowledge of prospect economics and of horizontal drilling and completions in unconventional resource plays, and his 33 years in various management roles.

To elect a nominee for director, a majority of the votes cast on Proposal No. 1 with respect to such nominee must vote “FOR” such nominee.

BOARD RECOMMENDATION

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The Board of Directors Recommends Stockholders Vote “FOR” each of the Director Nominees Named in this Proxy Statement.

Directors Continuing in Office

Below is information about our continuing directors whose terms of office do not expire at the Annual Meeting. These individuals are not standing for re-election at this time:

Directors Whose Terms End at the 2025 Annual Meeting

Mark T. Behrman, 61, has been with LSB Industries, Inc. (“LSB”), Oklahoma City, (a publicly traded manufacturer and marketer of chemical products for the agricultural, mining and industrial markets) since 2014. Mr. Behrman currently serves as LSB’s President and Chief Executive Officer, a position he has held since December 30, 2018. Mr. Behrman joined LSB as Senior Vice President of Corporate Development and served in that capacity until June 2015 and served as Executive Vice President – Chief Financial Officer from June 2015 through December 2018. Prior to LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., from 2007 to 2014. Mr. Behrman has over 35 years of operational, financial, executive management, and investment banking experience.

Mr. Behrman has served on the Board since 2017, as its Chairman since 2019 and as Audit Committee Chairman from 2018 to 2022. He also has served on the Board of Directors of LSB since 2018 and on the Board of Directors of The Fertilizer Institute since 2019. Mr. Behrman previously has served on the board of directors of the following publicly held companies: Noble International Ltd., (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation (a special purpose acquisition corporation), from 2005 to 2007; and Robocom Systems International (a developer and marketer of advanced warehouse management software solutions), from 1998 to 2000.

Mr. Behrman holds an MBA in Finance from Hofstra University and a Bachelor of Science in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s qualifications to serve on the Board include his executive management and operational experience, his extensive investment banking experience, his experience in accounting and finance, including as Chief Financial Officer of LSB Industries, his co-founding and management of several diverse businesses and his previous experience as a director of several public companies.

John H. Pinkerton, 70, has served on the Board since February 1, 2021. Mr. Pinkerton has had a long and distinguished career in the oil and gas industry, including serving at Range Resources Corporation (NYSE: RRC), a petroleum and natural gas exploration and production company, as President in 1990 and as Chief Executive Officer from 1992 until 2012. During his 27-year tenure, Range Resources grew from its small cap origins to be a $13 billion enterprise with a preeminent position in the Marcellus Shale. As CEO of Range Resources, Mr. Pinkerton established the technical expertise to enable a drilling-led strategy complemented by bolt-on acquisitions where synergies would enhance growth. Prior to joining Range Resources, Mr. Pinkerton served in various capacities at Snyder Oil Corporation for 12 years, including the position of Senior Vice President.

Mr. Pinkerton began serving as a director of Range Resources in 1988 and was Chairman of its board of directors from 2008 until his retirement as a director in January 2015. Since 2017, Mr. Pinkerton has served as Executive Chairman and is Chairman of the Board of Directors of Encino Energy, LLC, a Houston-based private oil and gas company. Mr. Pinkerton is also a director of EP Energy Corporation where he has served since October 2020. Mr. Pinkerton received his Bachelor of Arts degree in Business Administration from Texas Christian University, where he now serves on the board of trustees, and a Master’s degree from the University of Texas at Arlington. He has represented the energy industry in policy matters, serving on the executive committee of America’s Natural Gas Alliance.

Mr. Pinkerton’s qualifications to serve on the Board include his widespread skills in the management, acquisition and divestiture of oil and gas properties, including related corporate financing activities, hedging, risk analysis and the evaluation of drilling programs.

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Directors Whose Terms End at the 2026 Annual Meeting

Steven L. Packebush, 59, is a founder and partner in Elevar Partners, LLC, a company providing advisory services and capital solutions for companies in the agriculture and energy markets. Prior to Elevar Partners, Mr. Packebush worked at Koch Industries, Inc. for over 30 years, retiring in March 2018. Until his retirement, he was the president of Koch Ag & Energy Solutions (“KAES”). Under his leadership, KAES grew to be one of world’s largest fertilizer companies. Mr. Packebush also oversaw the expansion of KAES, which included the addition of three start-up businesses: Koch Energy Services became one of the largest natural gas marketing companies in North America; Koch Methanol supplied methanol to global customers in the plywood, carpet, fuels, and plastics markets; and Koch Agronomic Services became a global leader in enhanced-efficiency fertilizer production and marketing. Mr. Packebush currently serves on the LSB Industries, Inc. board of directors. He is a graduate of Kansas State University with a bachelor’s degree in agricultural economics. Mr. Packebush was appointed to the Board effective April 2022.

Mr. Packebush’s qualifications to serve on the Board include his extensive management and operational experience, and his management of a natural gas marketing company, which provided him with a broad knowledge of the energy market.

Chad L. Stephens, 68, was appointed Chief Executive Officer of the Company on January 16, 2020. Prior to his appointment as Chief Executive Officer, Mr. Stephens served as the Interim Chief Executive Officer of the Company, a position to which he was appointed in August 2019. Mr. Stephens previously served as Senior Vice President – Corporate Development of Range Resources Corporation (“Range”), a position he held from 2002 until his retirement effective December 31, 2018. Mr. Stephens joined Range in 1990 as Senior Vice President – Southwest. While at Range, he was responsible for the origination, valuation and acquisition or divestiture of over $6.0 billion of oil and gas producing properties. Mr. Stephens served on Range’s internal hedging committee and was responsible for the oversight of all gas, oil and NGL marketing and sales. Mr. Stephens holds a Bachelor of Arts degree in Finance and Land Management from the University of Texas. He was appointed to the Board in 2017 and previously served as its Lead Independent Director.

Mr. Stephens’ qualifications to serve on the Board include his 40 years of oil and gas experience, having served 29 years in various senior management roles with Range, including significant experience with mergers and acquisitions, land and risk management, midstream logistics and commodity sales.

CORPORATE GOVERNANCE AND OUR BOARD

Our Board

Board Leadership Structure and Non-Executive Chairman of the Board

The Company established the position of Non-Executive Chairman of the Board effective August 3, 2021, which replaced the role of Lead Independent Director. It is the policy of the Company that a Non-Executive Chairman of the Board shall be elected annually to preside over meetings of the Board and executive sessions of the Company’s independent directors, to facilitate information flow and communication between the directors and the Chief Executive Officer and to perform such other duties specified by the Board and outlined in the Non-Executive Chairman of the Board Guidelines. The Non-Executive Chairman of the Board determines the agenda and presides over all Board meetings and all executive sessions of non-employee directors. The Non-Executive Chairman of the Board also performs other duties that the Board may from time-to-time delegate to assist the Board in the fulfillment of its responsibilities.

Effective August 26, 2019, Mark T. Behrman was named Lead Independent Director by the Board and was reaffirmed as the Non-Executive Chairman of the Board at the March 4, 2024 Governance and Sustainability Committee meeting.

The Board adopted a “Non-Executive Chairman of the Board Guidelines,” which can be viewed at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

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Board Independence

Our Board annually determines the independence of each director and nominee for election as a director based on a review of the information provided by the directors and nominees. The Board makes these determinations under the independence standards set forth in the NYSE Listed Company Manual, applicable SEC rules and our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be viewed at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

As a result of its annual evaluation, the Board affirmatively determined by resolution that each of the Company’s current non-employee directors is independent under the listing standards of the NYSE, the requirements of the SEC and our Corporate Governance Guidelines. The Board has determined that each of the following non-employee directors is independent and has no material relationship with the Company that could impair such director’s independence: Mark T. Behrman, Glen A. Brown, Lee M. Canaan, Peter B. Delaney (not standing for re-election), Steven L. Packebush, and John H. Pinkerton.

Chad L. Stephens is not independent based on his service as the Company’s President and Chief Executive Officer. Mr. Stephens is the only director who is an officer or employee of the Company, and he does not currently serve on any Board committee.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2023, the Board held 19 meetings. At each meeting, a quorum of directors was present. The non-employee directors held executive sessions at each regularly scheduled Board meeting without management present.

Pursuant to the Corporate Governance Guidelines, the Company expects all of its directors to attend regularly scheduled Board and committee meetings and the annual meeting of stockholders. During 2023, each director attended at least 75% of the meetings of the Board and each of the Board committees on which he or she served. All of the directors attended the Company’s 2023 annual meeting.

Each year, the Board conducts a formal evaluation of its performance. Additionally, each Board committee conducts a formal evaluation of such committee’s performance. The Board and Board committee evaluations address, among other matters, the qualifications and performance of individual directors, overall Board or committee dynamics, the quality of information received from management, the appropriateness of matters reviewed and the quality of Board or committee deliberations. The results of these evaluations are discussed with the chairs of the relevant committees, the Non-Executive Chairman of the Board, or the full Board in executive session, as appropriate.

Board Committees

The independent members of the Board are elected to serve on various Board committees. The Board presently has three standing committees: the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee. Each committee operates under a charter that has been approved by the Board, and the chair of each committee reports to the Board on actions taken at each committee meeting.

Audit Committee

The Audit Committee is currently comprised of Mark T. Behrman, Glen A. Brown, Lee M. Canaan (Chair) and Steven L. Packebush. The Board has determined that each member of the Audit Committee during 2023 met all applicable independence requirements during such member’s service on the committee and the financial literacy requirements of the SEC and the NYSE. Mark T. Behrman, Glen A. Brown, Lee M. Canaan and Steven L. Packebush have been determined by the Board to each meet the “audit committee financial expert” requirements of the SEC.

The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community and others, relating

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to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence; cybersecurity risk, and the Company’s compliance with ethics policies and legal and regulatory requirements. The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of the Audit Committee’s activities to the Board. While the Audit Committee has the responsibilities and powers set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. For additional information regarding the functions performed by the Audit Committee, see “Report of the Audit Committee.”

The Audit Committee met four times during 2023. The Audit Committee Charter, as amended in September 2023, is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Compensation Committee

The Compensation Committee is currently comprised of Mark T. Behrman, Glen A. Brown (Chair), Peter B. Delaney (not standing for re-election), and John H. Pinkerton. Messrs. Behrman, Brown, Delaney, and Pinkerton served on the Compensation Committee during 2023. During 2023, each member of the Compensation Committee met the applicable independence requirements during his service on the Compensation Committee, including the enhanced independence standards of the NYSE, and qualifies as a “Non-Employee Director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation, employee benefits and incentive programs of the Company. The Compensation Committee has the overall responsibility of approving and evaluating executive officer compensation, retirement plans, policies and programs of the Company, and the compensation of directors. The Compensation Committee’s function includes reviewing officer performance and recommending to the Board compensation amounts for executive officers and directors. The Compensation Committee also oversees the administration of the Company’s 401(k) Plan. For additional information regarding the Compensation Committee, please see the Compensation Committee Charter and the “Compensation Discussion and Analysis” section of this proxy statement.

The Compensation Committee met five times during 2023. The Compensation Committee Charter is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Governance and Sustainability Committee

The Governance and Sustainability Committee is currently comprised of Lee M. Canaan, Peter B. Delaney (not standing for re-election), Steven L. Packebush, and John H. Pinkerton (chair). Ms. Canaan and Messrs. Delaney and Pinkerton served on the Governance and Sustainability Committee during all of 2023, and Mr. Packebush served on the Governance and Sustainability Committee since March of 2023. The Board determined that each member of the Governance and Sustainability Committee during 2023 met the applicable independence requirements.

The purpose of the Governance and Sustainability Committee is to assist the Board with the management of its corporate governance, nominating and sustainability duties and responsibilities. Functions of the Governance and Sustainability Committee include: searching for, identifying and screening individuals qualified to become members of the Board; recommending to the Board when new members should be added to the Board; recommending to the Board individuals to fill vacant Board positions; recommending to the Board nominees for election as directors at each annual meeting; and recommending the committee structure of the Board and the directors who will serve as members and chairs of each committee. If a vacancy on the Board exists that will not be filled by an incumbent director, the Governance and Sustainability Committee identifies prospective nominees from

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several sources, including through the Board’s and management’s business and industry contacts and through stockholder recommendations. Currently, the Company does not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Governance and Sustainability Committee is also responsible for overseeing and evaluating compliance by the Board and management with the Company’s corporate governance principles and its Code of Ethics and Business Practices. The Governance and Sustainability Committee reviews periodically the corporate governance policies and principles of the Company and oversees the creation and implementation of policies and procedures appropriate for the Company related to the environment, sustainable development, and corporate responsibility.

Diversity

Although the Governance and Sustainability Committee does not have a formal policy with respect to diversity when considering potential nominees for Board membership, the Governance and Sustainability Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness at the time the consideration is made. When considering potential nominees for Board membership, the Governance and Sustainability Committee considers, among other things, the candidate’s character, wisdom, judgment, acumen, diversity, skills, financial literacy, experience and understanding of and involvement in the oil and gas industry. The committee also considers a potential nominee’s availability to devote the time and effort necessary to fulfill his or her responsibilities in the context of the needs of the Company and the Board. Our Bylaws generally provide that a person may not stand for election or re-election as a director after attaining the age of 75, provided that, in the sole discretion of the Board, a director who is over 75 years of age may be re-elected for one additional term of one year.

Stockholder Nominees

The Governance and Sustainability Committee will consider nominees proposed by stockholders of the Company if the requirements set forth in the Company’s Bylaws are satisfied. Nominations from our stockholders must include sufficient biographical information for the Governance and Sustainability Committee to appropriately assess the proposed nominee’s background and qualifications. To propose a prospective nominee for consideration by the Governance and Sustainability Committee, stockholders must submit the proposal in writing to PHX Minerals Inc., Attention: Secretary, 1320 S. University Dr., Suite 720, Fort Worth, Texas 76107. Any such submission must be accompanied by the proposed nominee’s written consent to being named as a nominee and to serve as a director, if elected. Whether recommended by a stockholder or through the activities of the Governance and Sustainability Committee, the Governance and Sustainability Committee seeks to select candidates who have distinguished records and who will make significant contributions to the Board and the Company. There are no differences in the manner in which the Governance and Sustainability Committee evaluates nominees for director based on whether a nominee was recommended by the incumbent directors or by a stockholder. For additional information, please see our Bylaws and the “Stockholder Proposals” section of this proxy statement.

The Governance and Sustainability Committee met two times during 2023. The Governance and Sustainability Committee Charter and the Code of Ethics and Business Practices are available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Board Role in Risk Oversight

Management is responsible for day-to-day risk assessment and mitigation activities. The Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy, its degree of tolerance for risk, and oversight of the steps management is taking to manage the Company’s risk. This process is designed to provide to the Board timely visibility needed for the identification, assessment and management of critical risks. The Audit Committee assists the Board by annually reviewing and discussing with management this process and its functionality. The areas of critical risk for the Company include information technology, strategic, operational, compliance, environmental and financial risks. The Board, or the Audit Committee, receives information regarding areas of risk and potential risk exposure through updates from the appropriate members of management to enable the Board to understand and monitor the Company’s risk management process. Information brought to the attention of the Audit Committee is appropriately shared with the Board.

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The Board has oversight responsibility for our cybersecurity risk management program. Management is responsible for identifying, considering and assessing material cybersecurity risks on an ongoing basis, establishing processes to ensure that such potential cybersecurity risk exposures are monitored, putting in place appropriate mitigation measures and maintaining cybersecurity programs. Our cybersecurity programs are under the direction of our Principal Accounting Officer, who receives reports from our cybersecurity consultants and monitors the prevention, detection, mitigation, and remediation of cybersecurity incidents. Any significant cybersecurity incidents are reported to the Audit Committee and ultimately to the Board. There were no such cybersecurity incidents in 2023, the Transition Period, fiscal 2022, or fiscal 2021. Management presents an assessment of our cybersecurity processes, procedures, and results of testing to the Audit Committee at least annually.

Compensation of Directors

The compensation of our non-employee directors is reviewed by the Compensation Committee and is approved by the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. We consider the responsibilities of our non-employee directors and the amount of time such directors spend fulfilling their responsibilities and duties as a director in determining Board and Board committee compensation.

On December 9, 2022, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the Company reported a transition period that ran from October 1, 2022 through December 31, 2022, which we refer to as the (“Transition Period” or “Tr.”). All references to years or fiscal years, unless otherwise noted, refer to the Company’s fiscal year ended December 31 with respect to 2023 and September 30 with respect to prior years. For example, references to 2023 mean the fiscal year ended December 31, 2023 and references to 2022 mean the fiscal year ended September 30, 2022.

The following summary includes information regarding the compensation earned by our non-employee directors during 2023 and the Transition Period for service on our Board and Board committees.

Cash Annual Retainers

For calendar 2022, each of our non-employee directors received an annual retainer of $45,000. For the first three quarters of 2023, each of our non-employee directors received a retainer of $13,750 per quarter (which was based on an annual retainer of $55,000), which was increased to $15,000 per quarter in the fourth quarter (which was based on an annual retainer of $60,000). We also reimburse our non-employee directors for out-of-pocket travel expenses incurred in connection with attending Board and committee meetings. The Non-Executive Chairman of the Board received an additional annual retainer of $25,000 for each of calendar 2022 and 2023, and the chairs of the Audit Committee, the Compensation Committee, and the Governance and Sustainability Committee received additional annual retainers of $13,000, $10,500, and $9,000, respectively, for each of calendar 2022 and 2023. The annual retainers were paid in equal installments on March 31, June 30, September 30 and December 31 for each of calendar 2023 and calendar 2022. The first retainer installment subsequent to calendar year 2023 was paid on the same basis on March 31, 2024.

The Company’s retainer and fee structure for non-employee directors was guided by a study conducted by Meridian Compensation Partners (“Meridian”), an independent compensation consultant.

Equity Incentive Plans for Non-Employee Directors

The Company’s Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Deferred Compensation Plan”) and the PHX Minerals Inc. 2021 Long-Term Incentive Plan (the “LTIP”) serve as the equity incentive plans for the Company’s non-employee directors.

Deferred Compensation Plan for Non-Employee Directors

Annually, non-employee directors may elect to be included in the Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan provides that each non-employee director may individually elect to be credited with future unissued shares of Common Stock rather than cash for all or a portion of the director’s annual retainers, and may elect to receive shares, if and when issued, over annual time periods up to ten years. These unissued shares of Common Stock are recorded to each director’s deferred compensation account at the closing

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market price of the shares on the payment dates of the annual retainers. Dividends are credited to each deferred account on the record date of each declared dividend. Upon a director’s retirement, resignation, termination, death or a change-in-control of the Company, the unissued shares of Common Stock recorded for such director under the Directors’ Deferred Compensation Plan will be issued to the director. In the case of a change-in-control of the Company, all shares in the deferred accounts will be issued in a single lump sum to the appropriate directors at the closing of the event triggering such change-in-control. The promise to issue such shares in the future is an unsecured obligation of the Company.

Long-Term Incentive Plan

The Company’s independent directors are eligible to participate in the Company’s LTIP.

On December 8, 2022, the Compensation Committee approved the granting of restricted stock awards to each director in an amount determined by dividing $60,000 by the Company’s closing share price as of the last trading day on or prior to December 31, 2022, and such awards were issued by the Board on April 20, 2023 after the stockholders approved an increase in the Company's authorized shares. On December 7, 2023, the Compensation Committee approved the granting of restricted stock awards to each director in an amount determined by dividing $60,000 by the Company’s average daily closing share price during the last five trading days ended December 18, 2023, and such awards were issued by the Board on December 21, 2023.

The shares issued on April 20, 2023 either vested in December 2023 or, if elected by the director, will vest upon retirement or annually in equal installments up to five years after the director’s retirement, and the shares issued on December 21, 2023 will vest in December 2024 or, if elected by the director, will vest upon retirement or annually in equal installments up to five years after the director’s retirement. The restricted stock awards issued on April 20, 2023 were for the 2023 award year, and the restricted stock awards issued on December 21, 2023 are for the 2024 award year. On a go-forward basis, we expect to grant and issue restricted stock awards for any given year in December of the preceding year. For additional information regarding the grants of restricted stock to our non-employee directors, please see the “Non-Employee Directors Compensation for 2023 and the Transition Period” table below.

Director Compensation for 2023 and the Transition Period

The table below sets forth the total non-employee director compensation earned during 2023 and the Transition Period for each person who served in such capacity at any time during 2023 and the Transition Period. The 2023 and Transition Period compensation of Chad L. Stephens, who served as a director and Chief Executive Officer, is disclosed under the caption “Executive Compensation – Summary Compensation Table” of this proxy statement.

Non-Employee Directors Compensation for 2023 and the Transition Period

Name	Period	Fees Paid in Cash or Deferred(1)(2)	All Other Compensation(3)(4)(5)	Total
Mark T. Behrman	2023	$81,250	$117,694	$198,944
Mark T. Behrman	Tr.	$17,500	$3,430	$20,930
Glen A. Brown	2023	$65,000	$109,764	$174,764
Glen A. Brown	Tr.	$11,250	$2,147	$13,397
Lee M. Canaan	2023	$69,250	$106,942	$176,192
Lee M. Canaan	Tr.	$14,500	$1,803	$16,303
Peter B. Delaney	2023	$59,750	$112,607	$172,357
Peter B. Delaney	Tr.	$13,875	$2,712	$16,587
Steven L. Packebush	2023	$56,250	$109,124	$165,374
Steven L. Packebush	Tr.	$11,250	$1,388	$12,638
John H. Pinkerton	2023	$65,250	$108,852	$174,102
John H. Pinkerton	Tr.	$13,500	$1,955	$15,455

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The following non-employee directors deferred 100% of their retainers under the Directors’ Deferred Compensation Plan: Mark T. Behrman, Glen A. Brown, and Steven L. Packebush. Messrs. Peter B. Delaney and John H. Pinkerton and Ms. Lee M. Canaan did not elect to participate in the Directors’ Deferred Compensation Plan and received cash payments for their retainers.
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At the end of 2023, the following future share amounts had been recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan: Behrman– 122,934 shares; Brown– 49,318 shares; Canaan– 7,478 shares; Delaney– 54,596 shares; Packebush- 28,759 shares; and Pinkerton– 15,357 shares.
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Includes dividends accrued under the Directors’ Deferred Compensation Plan. Under the Director’s Deferred Compensation Plan, dividends paid on the Common Stock are recorded to each non-employee director’s account on the record date of the dividend in the form of unissued shares of Common Stock. The amount recorded is based on the number of future unissued shares in each non-employee director’s account and the closing market price of the Common Stock on each dividend payment date. These future share amounts have no voting authority and the non-employee directors have no investment authority with respect thereto.
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Includes restricted stock awards granted in April and December 2023 for each non-employee director, which were valued in accordance with applicable accounting standards, based on the grant date fair value of the awards.
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Includes dividends from non-participating restricted stock that vested during the period.

Share Ownership Guidelines for Directors

The Bylaws of the Company require non-employee directors to own shares of Common Stock in order to be a Board member. To align the interests of the directors with the Company’s stockholders, the Board has adopted a “Company Share Ownership” policy in the Corporate Governance Guidelines. The policy indicates that each director is expected to own a number of shares at the end of his or her fifth year of Board service equal to, on a cost basis, the aggregate amount of his or her first three years’ annual retainers for the regularly scheduled Board meetings held each year, plus the number of shares of restricted stock granted to such director under the Company’s LTIP, which are granted and vest during such three-year period. Future unissued shares that have been credited to the directors’ accounts under the Directors’ Deferred Compensation Plan may be used to satisfy this share ownership requirement.

Related-Person Transactions

We review all transactions and relationships in which the Company and any of our directors, nominees for director, executive officers or any of their immediate family members may be participants to determine whether any of these individuals have a direct or indirect material interest in any such transaction. We have developed and implemented processes and controls to obtain information from the directors and executive officers about related-person transactions, and for determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in any such transaction. Transactions that are determined to be directly or indirectly material to a related person are disclosed in our proxy statement as required by SEC rules.

Pursuant to the Company’s processes, all directors and executive officers annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related-person transactions. Additionally, we make appropriate inquiries as to the nature and extent of business that the Company may conduct with other companies for whom any of our directors or executive officers also serve as directors or executive officers. Under the Company’s Code of Ethics and Business Practices, if an actual or potential conflict of interest affects an executive officer or a director, he or she is required to immediately disclose all the relevant facts and circumstances to the Company’s President or the Governance and Sustainability Committee, as appropriate. If the Governance and Sustainability Committee determines that there is a conflict, it will refer the matter to the Board, which will review the matter to make a final determination as to whether a conflict exists, and, if so, how the conflict should be resolved. In addition, the Audit Committee reviews all reports and disclosures of actual and potential related-person transactions.

None of the current non-employee directors has ever been an officer or employee of the Company. Mr. Stephens serves as the Chief Executive Officer of the Company and is not considered independent. He is the only director who is also an officer or employee of the Company. Mr. Stephens does not currently serve on any Board committee.

None of the organizations where the Company’s directors, nominees for election to the Board and officers hold positions are parents, subsidiaries or affiliates of the Company, or conduct business with the Company. For 2023 and the Transition Period, we are not aware of any related-party transactions that require disclosure.

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Compensation Committee Interlocks and Insider Participation

The functions and members of the Compensation Committee are set forth under “Board Committees” above. All Compensation Committee members are independent under the enhanced independence standards of the NYSE for compensation committee members of NYSE-listed companies.

None of the members of our Compensation Committee is or has been an officer or employee of the Company. In addition, during 2023 and the Transition Period, none of our executive officers served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a member of the Company’s Board or Compensation Committee is an executive officer.

Code of Ethics

The Board has adopted a Code of Ethics and Business Practices applicable to all directors, officers and employees of the Company. Each director, officer and employee annually submits a signed statement that he or she is in compliance with the Company’s Code of Ethics and Business Practices. In addition, the Board has adopted a Code of Ethics for Senior Financial Officers. The Company’s Chief Executive Officer and Chief Financial Officer are held to the standards outlined in the Code of Ethics for Senior Financial Officers and are required to annually acknowledge compliance with this code. Copies of both the Code of Ethics and Business Practices and Code of Ethics for Senior Financial Officers are available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

Communications with the Board of Directors

The Company provides a process for stockholders and other interested parties to send communications to the Board. Stockholders or other interested parties who wish to contact the Non-Executive Chairman of the Board, the non-employee directors as a group, or any of the Company’s individual Board members may do so by writing: Board of Directors, PHX Minerals Inc., Attention: Mark Behrman, 1320 South University Drive, Suite 720, Fort Worth, TX 76107. Correspondence directed to any individual Board member is referred, unopened, to that member. Correspondence not directed to a particular Board member is referred, unopened, to the Non-Executive Chairman of the Board.

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Proposal No. 2

Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, which is described in the Executive Compensation and Compensation Discussion and Analysis (CD&A) sections of this proxy statement (commonly referred to as “Say-On-Pay” vote). Our executive compensation program is designed to reward the Company’s leadership team for operating and financial results for the year and for adding to and building per share value for our stockholders, measured on both annual and long-term horizons.

We encourage our stockholders to review the discussion on executive compensation contained in this proxy statement, including the CD&A and the Executive Compensation sections of this proxy statement. Our executive compensation programs reflect the philosophy of the use of performance-based incentives to ensure executives focus on certain performance metrics that we believe align with stockholder value creation. We believe our compensation program strikes the appropriate balance between utilizing fair and responsible pay practices and effectively incentivizing our executive officers to dedicate themselves to value creation for our stockholders.

The Board strongly endorses our executive compensation program and recommends that the Company’s stockholders vote to approve the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders under “Compensation Discussion and Analysis” and “Executive Compensation” and the other related tabular and narrative disclosures contained in the proxy statement for the 2024 Annual Meeting of Stockholders.

Because the Say-On-Pay vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal.

To approve the foregoing proposal, a majority of shares of Common Stock represented by proxy or holders of Common Stock present at the Annual Meeting must vote “FOR” approval of Proposal No. 2.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of the Company’s Named Executive Officers, as Described in the CD&A and Executive Compensation Sections of this Proxy Statement.

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Executive Officers

The executive officers of the Company for 2023 are listed below. Based on an examination of the roles and functions of each of the Company’s officers, including any policy-making functions, the Board determined that only Chad L. Stephens, the Company’s President and Chief Executive Officer, and Ralph D’Amico, the Company’s Executive Vice President and Chief Financial Officer, qualified as executive officers, as defined in Rule 3b-7 under the Exchange Act, during 2023. All officers hold office at the discretion of the Board and may be removed from office, with or without cause, at any time by the Board. Except as noted below, each executive officer has been elected by the Board to serve until the next annual meeting of the Board or until their earlier resignation or removal.

		Positions and Offices	Officer
Name	Age	Presently Held With the Company	Since
Chad L. Stephens (1)	68	President and Chief Executive Officer	2019
Ralph D’Amico	48	Executive Vice President and Chief Financial Officer	2019
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Biographical information for Mr. Stephens is set forth above under “Proposal No. 1 – Election of Two Directors for Three-Year Terms Ending at the Annual Meeting in 2027 – Directors Whose Terms End at the 2026 Annual Meeting.”

Ralph D’Amico has served as the Company’s Executive Vice President and Chief Financial Officer since March 9, 2020. Mr. D’Amico joined the Company on January 2, 2019 and served as Vice President of Business Development and Investor Relations from that date through March 9, 2020. Mr. D’Amico previously served as Managing Director in the energy investment banking group at Stifel, Nicolaus & Company, Incorporated and Seaport Global Securities. Prior to that, Mr. D’Amico held positions within the investment banking practices of Jefferies, Friedman Billings Ramsey, and Salomon Smith Barney. Mr. D’Amico holds a bachelor’s degree in finance from the University of Maryland and an MBA from The George Washington University.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the Company’s compensation objectives and philosophy, the material elements of its executive compensation program for its named executive officers, recent compensation decisions and the factors the Compensation Committee considered in making such decisions.

On December 9, 2022, the Company changed its fiscal year end from September 30 to December 31, with the year ended December 31, 2023 as the first fiscal year with a year end of December 31. Accordingly, the Company reported a transition period that ran from October 1, 2022 through December 31, 2022, which we refer to as the “Transition Period” or “Tr.”. All references to years or fiscal years, unless otherwise noted, refer to the Company’s fiscal year ended December 31 with respect to 2023 and the Company's fiscal year ended September 30 with respect to prior years. For example, references to 2023 mean the year ended December 31, 2023 and references to 2022 mean the year ended September 30, 2022. References to “calendar” or “calendar year” refer to the year ended December 31, regardless of the fiscal year end for such year.

This CD&A focuses on compensation earned during 2023 and the Transition Period by our Chief Executive Officer and Chief Financial Officer. As determined by the Board, the only two officers who qualified as named executive officers (collectively, “named executive officers” or “NEOs”) during 2023 and the Transition Period were as follows:

NEO	Position
Chad L. Stephens	President and Chief Executive Officer
Ralph D’Amico	Executive Vice President and Chief Financial Officer

Executive Compensation Overview

Our executive compensation program includes a mix of compensation components in furtherance of our pay-for-performance philosophy, while also providing a competitive level of overall compensation to our executive officers. The program is designed to reward the Company’s leadership team for operating and financial results for the year and over the long term, building per share value for our stockholders.

During fiscal 2020, the Company made the decision to focus on perpetual oil and natural gas mineral ownership and growth through mineral acquisitions and the development of its mineral acreage inventory in its core areas of focus. In accordance with this strategy, beginning in January 2020 the Company ceased taking any working interest positions on its mineral and leasehold acreage. The Company believes that its strategy to focus on mineral ownership is the best path forward to providing our stockholders the highest risk-weighted returns on their investments. The Compensation Committee has aligned short-term incentive metrics to align with the Company’s business strategy in 2023 and the Transition Period.

The short-term incentive plan objective performance metrics are focused on financial performance of the Company utilizing operating cash flow and expense management metrics and growth in royalty production volumes and royalty reserves. This structure is aligned with the Company’s stated strategy of divesting working interests and growing royalty minerals rights. The Company’s compensation philosophy is (i) to be stockholder aligned by heavily weighting equity performance-based compensation tied to goals that builds long-term value for stockholders; (ii) to be competitive with the market allowing the Company to attract and retain talent; (iii) to motivate and reward for individual performance; and (iv) to be transparent utilizing measurable metrics and clearly articulated objectives. Furthermore, the Company believes in policies that promote stock ownership among the Company’s executives and directors.

Summary of Current Compensation Program

The Company’s current executive compensation structure is comprised of a mix of compensation elements intended to support the Company’s operating, financial and strategic goals and objectives in both the short-term and long-term. Each component of our compensation program is summarized below:

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Component	Form of Payout	Objectives	How Values are Determined
Base Salary	Cash	• Compensate our executive officers for their experience and expertise • Compete for talent with comparable companies in the oil and gas industry

Base salaries are evaluated and determined annually based on Company and individual results, overall responsibilities of each officer, expertise required in execution of the position and comparable peer company ranges.

Annual Bonuses	Cash
•
Motivate our executive officers to achieve the Company’s short-term business goals and objectives
•
Reward achievement of the Company’s operational performance metrics aligned with long-term business objectives
•
Reward our officers for individual executive performance that demonstrates the application of targeted competencies

Cash bonus payments are a variable component of our compensation that is at-risk. The performance metrics associated with cash bonus payments are aligned with our annual performance goals and objectives.

The Compensation Committee annually evaluates and determines the annual operational performance metrics that align with long-term value creation. Subjective job responsibility performance goals of each officer are reviewed to ensure achievement of targeted competencies is rewarded.

Overall bonus levels are based on a comparable peer group.

Long-Term Incentive (LTI) Awards	Restricted Stock Awards
•
Motivate achievement of long-term goals of the Company
•
Retain and attract key officers who perform over the longer time period
•
Encourage our executive officers to create long-term value for our stockholders
•
Promote pay-for-performance by aligning our executive officers with stockholders through meaningful ownership interests in the Company

LTI restricted equity-based compensation includes restricted (time-based) and performance shares that vest based on the market price performance of our Common Stock.

LTI performance metrics are evaluated annually to determine alignment with business strategy and stockholder value creation.

LTI ultimate realization is based on employment metrics and performance metrics over the vesting period of the restricted stock grants. The CEO’s LTI is 100% performance-based.

Compensation Philosophy and Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate key executive officers by providing incentives to reward the officers for performance efforts that support the Company’s short-term and long-term strategic objectives and is competitive with industry practice. The key objectives of the Company’s compensation program are to:

•
Align the interests of our executives with those of our stockholders through long-term share ownership – The Company uses restricted stock awards under the LTIP to align the financial interests of our executives with those of our stockholders and to provide a longer-term incentive form of compensation, with vesting provisions relating to continuous length of service to the Company and market price performance of our Common Stock.

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•
Attract, retain and incentivize key executives, who are necessary to continue execution of our business strategies principally involving growth in value through divestiture of our low-margin working interests, acquisition of higher-margin mineral interests and active management of our extensive mineral acreage position – Reward executives who contribute to our success and motivate the officers to develop and execute short-, medium-, and long-term business strategies as well as meet annual goals approved by the Board.
•
Provide transparency regarding our compensation program for the benefit of executives and stockholders – Use measurable metrics such as the financial and operating performance of the Company and the market price performance of our Common Stock as key factors in determining compensation.
•
Motivate and reward individual performance that contributes meaningfully to Company performance – Evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Market data, individual performance and level of responsibility are considered in determining an executive’s annual salary and are important factors in deciding discretionary cash bonuses.

Risk Considerations Relating to Compensation

Our compensation program is designed to focus on meeting the Company’s objectives and goals while discouraging management from undue risk-taking. When establishing and reviewing our executive compensation program, the Compensation Committee has considered whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Our compensation program is comprised of both fixed and variable incentive-based elements. The fixed component of our compensation program is base salary. A fixed base salary provides reliable, foreseeable income that mitigates the focus of our employees on our immediate financial performance or our stock price, encouraging employees to make decisions in the Company’s best long-term interests. The variable incentive components are designed to be sensitive to our goals and objectives, performance and stock price. In combination, we believe that our compensation structure does not encourage our officers and employees to take unnecessary or excessive risks in performing their duties.

Moreover, with limited exceptions, our Compensation Committee retains discretion to impose additional conditions and adjust compensation pursuant to our clawback policy as well as for quality of performance and adherence to the Company’s values. The restricted stock that the Company has granted to its executive officers generally has a three-year vesting period, which further mitigates compensation risk because an executive officer who resigns (other than as a result of retirement) or is terminated prior to the end of the vesting period will forfeit his or her unvested restricted stock.

Role of the Compensation Committee and the Board

The Compensation Committee is responsible for establishing, implementing and monitoring all facets of the compensation of the Company’s executive officers. In particular, the Compensation Committee’s role is to recommend to the Board for final approval, the compensation, benefit plans and policies, and, in addition, to review, approve and recommend to the Board annually all compensation decisions relating to the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee reviews the executive compensation program and recommends compensation levels, performance metrics, executive bonus distributions and restricted stock awards.

For 2023 and the Transition Period, the Compensation Committee and the Board, with advice from its compensation consultant, Meridian, made all compensation decisions for the executive officers as described in more detail below in “Role of the Compensation Consultant”. The Compensation Committee and the Board reviewed the performance of Mr. Stephens, who serves as our Chief Executive Officer, and set his compensation. Mr. Stephens was not present during these discussions. Mr. Stephens made compensation recommendations to the Compensation

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Committee with respect to Mr. D’Amico. Mr. D’Amico was not present during these discussions. The Board made the final decisions and approved the compensation of the Company’s executive officers.

Role of the Compensation Consultant

In an effort to align our executives’ compensation competitively with the market, the Compensation Committee engaged an outside, independent compensation consultant, Meridian, to review levels and incentive components of the NEO’s compensation for 2023 and the Transition Period, including base salaries, the design of the Company’s incentive programs and executive compensation levels.

The Compensation Committee, with the assistance of Meridian, selected a group of “peer companies” for comparison purposes in determining compensation for 2023 and the Transition Period, which selected peer group is provided below.

The Compensation Committee uses the peer group to estimate the market compensation for talent. The Compensation Committee selects reference companies preferably in the minerals business with similar market capitalizations and operating models. The Compensation Committee supplements this very limited list with smaller energy companies under the belief that the management teams of small energy companies possess similar experience, training, and knowledge. The Compensation Committee recognizes the Company’s small market capitalization versus the reference peer group and therefore targets total compensation below the 50th percentile of such group. For 2023, the Transition Period, and 2022, the Compensation Committee used the following companies as the Company’s peer group, and the Compensation Committee will update such peer group from time to time to eliminate companies that are no longer publicly traded or if the Compensation Committee determines a more comparable company is available.

2023 Reference Peer Group

Amplify Energy Corp.	Riley Exploration Permian, Inc.
Battalion Oil Corporation	Ring Energy, Inc.
Empire Petroleum Corporation	SandRidge Energy, Inc.
Epsilon Energy Ltd.	SilverBow Resources, Inc.
Evolution Petroleum Corporation	U.S. Energy Corp
Kimbell Royalty Partners, LP	VAALCO Energy, Inc.
PrimeEnergy Resource Corporation

2022 and Transition Period Reference Peer Group

Amplify Energy Corp.	PrimeEnergy Resource Corporation
Battalion Oil Corporation	Ring Energy, Inc.
Dorchester Minerals, L.P.	SandRidge Energy, Inc.
Empire Petroleum Corporation	SilverBow Resources, Inc.
Epsilon Energy Ltd.	Sitio Royalties Corp.
Evolution Petroleum Corporation	U.S. Energy Corp
Kimbell Royalty Partners, LP

The Compensation Committee has sole authority to retain and terminate independent compensation consultants and to determine the terms of their retention. In 2023 and the Transition Period, Meridian received appropriate information from the Compensation Committee, reported directly to the Compensation Committee and

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did not provide any other services to the Company. Management does not direct or oversee the retention or activities of Meridian with respect to the Company’s executive compensation program.

Role of Stockholder Say-On-Pay Vote

The Company has historically received very strong support for its executive compensation practices. At the 2023 annual meeting of stockholders, 90% of the shares cast were voted in support of the Company’s compensation program. In consideration of these results, the Compensation Committee has acknowledged the support received from our stockholders and views these results as an affirmation of our existing executive compensation policies and continued efforts to enhance our pay-for-performance practices. The Say-On-Pay vote serves as an additional tool to guide the Board and the Compensation Committee in ensuring alignment of our executive compensation program with the interests of our stockholders. The Compensation Committee will carefully consider the outcome of the Say-On-Pay vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.

Elements of 2023 and Transition Period Compensation Program

The principal elements of the Company’s executive compensation program are (i) an annual base salary, (ii) an annual cash bonus, (iii) restricted stock awards, and (iv) matching cash contributions to the Company’s 401(k) Plan. Awards of restricted stock pursuant to the PHX Minerals Inc. 2010 Restricted Stock Plan (as amended, the “Restricted Stock Plan”) and LTIP are an integral part of the Company’s compensation program as a retention and long-term incentive form of compensation. Since the approval of the LTIP by stockholders in March 2021, the Company has not granted, and does not intend to grant in the future, any restricted stock awards under the Restricted Stock Plan.

Base Salaries

The base salaries of our executive officers are reviewed annually by the Compensation Committee, and the Compensation Committee recommends future salary adjustments, if any, to the Board for final approval. The Compensation Committee and the Board consider various factors, including:

•
overall responsibilities of the executive officers;
•
scope, level of experience and expertise required to successfully execute the executive officer’s position with the Company;
•
demonstrated individual performance of the executive officer;
•
recommendation of the Chief Executive Officer with respect to other executive officers; and
•
the current level of base salaries for executive officers compared to similar positions in the Company’s industry.

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Base salaries are based on the individual’s responsibilities and experience, taking into account, among other factors, the individual’s initiative, contribution to the Company’s overall performance, handling of projects during the year, and yearly financial and operating results of the Company. Salaries for the named executive officers in 2023 and the Transition Period are set forth in the “Summary Compensation Table” below and were reviewed by the Compensation Committee and approved by the Board based on the considerations described above.

Annual Cash Bonuses

Annual cash bonuses are largely determined by the preceding fiscal year’s operational and financial performance. Annual cash bonuses are targeted as a percentage of each executive officer’s base salary, determined by the weighting of objective performance metrics and subjective performance goals applicable to each executive officer. During the annual goal-setting process, the Compensation Committee and the Board approve objective performance metrics and subjective or discretionary performance goals that focus on the manner in which the Company’s business is managed.

The Compensation Committee believes that the cash bonuses for executive officers should principally reflect how well the officers achieved both objective and subjective performance metrics determined by the Compensation Committee and outlined below. The executive officers’ target cash bonuses as a percentage of base salary and weighting between objective and subjective metrics is:

		Company
Title	% of Salary	Objective Performance Metrics(1)	Subjective Discretionary Metrics(1)	Maximum Bonus Achievable as % of Salary
Chief Executive Officer	100%	75%	25%	150%
Chief Financial Officer	80%	75%	25%	120%

(1) These percentages represent the target payout, based upon percentage of annual salary. However, executive officers can earn up to 150% of the objective and subjective metrics as further described below.

Objective Performance Metrics

The Compensation Committee and the Board (1) approved the use of the following categories of objective performance metrics in determining annual cash bonus amounts for the twelve-month period ended September 30, 2023 (the Company’s fiscal year at the time of such approval) in October 2022, prior to the Board’s decision to change the Company’s fiscal year; (2) agreed to keep these metrics in place for the twelve-month period ended September 30, 2023 after voting to approve the change in fiscal year to a year end of December 31; and (3) agreed to use these metrics for the three-month period running from October 1, 2023 through December 31, 2023:

•
Operating cash flow per share as compared to a budgeted amount;
•
2023 proved and probable royalty reserve growth compared to 2022 actual;
•
2023 royalty production growth compared to 2022 actual; and
•
Cash general and administrative expense (“G&A”) per MCFE produced as compared to a budgeted amount.

For the twelve-month period ended September 30, 2023 and the three-month period ended December 31, 2023, the Compensation Committee approved Threshold (Minimum), Target and Maximum levels for the objective performance metrics (as set forth in the tables below). In any objective performance metric category, if the Threshold is achieved, 50% of weighting is earned. If the Target is achieved, 100% of weighting is earned. If the Maximum is achieved, 150% of weighting is earned. Achievement between the Threshold and the Target results in earning between 50% and 100% of weighting. Achievement between the Target and the Maximum results in earning

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between 100% and 150% of weighting. If the Threshold is not achieved in an objective performance metric category, no credit is earned.

The following tables set forth the Company’s performance metrics as established by the Compensation Committee.

	For the 12-Month Period Ended September 30, 2023
Metric Category	Threshold	Target	Maximum	Weighting	Actual Results
Operating cash flow per share(1)	$0.69	$0.75	$0.81	35%	$0.66
Proved and probable royalty reserve growth (mmcfe)(2)	157,601	161,822	168,858	15%	145,715
Royalty production growth (mcfe)(3)	7,451,582	7,762,065	8,258,837	15%	7,805,189
Cash G&A per mcfe(4)	$1.04	$1.00	$0.96	10%	$0.96
Discretionary	n/a	n/a	n/a	25%	25%

	For the Three-Month Period Ended December 31, 2023
Metric Category	Threshold	Target	Maximum	Weighting	Actual Results
Operating cash flow per share(1)	$0.13	$0.15	$0.16	35%	$0.11
Proved and probable royalty reserve growth (mmcfe)(2)	150,535	151,631	153,458	15%	153,015
Royalty production growth (mcfe)(3)	2,085,360	2,197,920	2,377,010	15%	1.946,198
Cash G&A per mcfe(4)	$1.05	$1.01	$0.97	10%	$1.10
Discretionary	n/a	n/a	n/a	25%	27.5%

(1) Operating cash flow is defined as: (a) oil and gas sales plus (b) lease bonus and rental revenues plus (c) realized cash portion of hedges minus (d) lease operating expense (“LOE”) (e) minus transportation, gathering and marketing minus (f) production tax minus (g) cash G&A (as defined below) minus (h) interest expense divided by the average of basic shares outstanding. The target was set at the budgeted amount and for purposes of determining performance, the threshold, target, and maximum was adjusted to remove the remaining budgeted cash flow associated with working interest divestitures from the effective date of the sale, if any.

(2) The abbreviation “mmcfe” refers to natural gas stated on a million cubic feet basis and crude oil and natural gas liquids converted to a million cubic feet of natural gas equivalent by using the ratio of one thousand barrels of crude oil or natural gas liquids to six million cubic feet of natural gas. Proved and probable royalty reserve growth represents proved and probable reserves by volume as defined by third party reserve engineers, and the Threshold, Target and Maximum for the 12-month period ended September 30, 2023 represent growth rates of 12%, 15%, and 20%, respectively, compared to the fiscal 2022 proved and probable reserves. Current proved and probable reserves were adjusted using the same natural gas, oil, and natural gas liquids (“NGL”) prices used in the fiscal 2022 reserve report adjusted for the difference in current and budgeted debt. Threshold, Target and Maximum for the three-month period ended December 31, 2023 represents growth rates of 3%, 3.75%, and 5%, respectively, compared to the proved and probable reserves at September 30, 2023, adjusted using the same natural gas, oil, and natural gas liquids (“NGL”) prices used in the September 30, 2023 reserve estimated adjusted for the difference in current and budgeted debt.

(3) Royalty production growth includes natural gas, oil and NGL royalty volumes recorded through the accounting process, and, for the 12-month period ended September 30, 2023, the Threshold, Target and Maximum represent growth rates of 20%, 25%, and 33%, respectively, compared to fiscal 2022 production volumes, and, for the three-month period ended December 31, 2023, represent growth rates of 28%, 35% and 46%, respectively, compared to the three months ended December 31, 2022.

(4) Cash G&A is defined as the cash portion of G&A including the target short-term incentive (“STI”) amount for the applicable STI period, and excludes STI cash payments from prior periods, consulting and legal fees incurred by the Board, expenses associated with business combinations, and expenses associated with the Company’s at-the-market stock offering program (which was terminated in December 2022), divided by total production for that period. The target was set at the budgeted amount and production was adjusted to remove budgeted production associated with working interest divestitures from the effective date of the sale, if any.

In setting the performance metrics for the twelve-month period ended September 30, 2023 and the three-month period ended December 31, 2023, the Compensation Committee determined that the operating cash flow, cash G&A expense and discretionary metrics had the effect of discouraging excessive risk taking and controlling general and administrative costs. The Compensation Committee also determined that the royalty reserve and

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production growth metrics aligned management’s compensation with the Company’s strategy of focusing on mineral growth. The operating cash flow target for the fiscal year is heavily influenced by natural gas and oil strip prices at the time the target metrics are set. The Compensation Committee does not believe that these performance metrics reward executives for taking risks beyond those risks inherent in the oil and gas business.

The Compensation Committee has the discretion to modify the effect of any of the objective performance metrics if unforeseen or uncontrollable conditions result in any of the performance metrics not being relevant to the Company’s results for the fiscal year. No adjustments were made to the metrics for the twelve-month period ended September 30, 2023 or the three-month period ended December 31, 2023.

Subjective Performance Goals

The Compensation Committee and the Board approved discretionary subjective performance goals that focus heavily on the manner in which the Company’s business is managed by the executive officers. The five subjective metrics are strategy execution, operations expense management, acquisition performance, investor relations, and valuation. An evaluation of the Chief Executive Officer is performed annually by the Compensation Committee. The Chief Executive Officer performs the evaluation of each of the other executive officers. In these evaluations, performances are evaluated on each of the detailed areas of responsibility.

Determination of Annual Cash Bonus Awards

The Compensation Committee reviewed the performance of the Company’s NEOs in meeting their objective performance metrics and subjective performance goals for the twelve-month period ended September 30, 2023 and the three-month period ended December 31, 2023. The tables above set forth the actual results of the Company for each objective performance metric level to determine the objective portion of the cash bonuses.

For the twelve months ended September 30, 2023, the Company did not meet the threshold for the operating cash flow per share or royalty reserve growth metrics due to the historic drop in natural gas prices. However, the Company met the target for royalty production growth and the maximum for cash G&A per mcfe, resulting in a combined payout of 31% of the award for these objective performance metrics. The Compensation Committee determined that management’s performance in the five subjective areas that govern the discretionary portion of the annual bonus warranted an award of 25% of base salary. The total annual bonus percentage earned for the twelve months ended September 30, 2023 was 56%. For the three months ended December 31, 2023, the Company did not meet the cash G&A per mcfe, operating cash flow per share, and royalty production growth metrics, but it exceeded the target for royalty reserve growth resulting in a payout of 21%. The Compensation Committee determined that management’s performance in the five subjective areas that govern the discretionary portion of the annual bonus warranted an award of 27.5% of base salary. The total annual bonus percentage earned for the three months ended December 31, 2023 was 48% and pro-rated for the three-month period. See “Executive Compensation – Summary Compensation Table” for the dollar amount of cash bonuses for fiscal year 2023, the Transition Period, and fiscal year 2022.

Cash bonuses are generally paid in the first fiscal quarter of the following fiscal year based on the preceding fiscal year’s metric results. However, because a portion of the 2023 bonuses had a twelve-month measurement period ended September 30, 2023 for the objective metrics, a portion of the 2023 bonus was paid in November 2023. The bonus for the three-month period ended December 31, 2023 was paid in March 2024. The cash bonus payments made to our NEOs are set forth below in the “Summary Compensation Table” under “Executive Compensation.”

Long-Term Equity-Based Restricted Stock Compensation

Our executive officers are eligible to receive stock-based awards under the Restricted Stock Plan and LTIP. The objectives of the Restricted Stock Plan and LTIP are to attract and retain key employees, align their interests with those of the Company’s stockholders, motivate our executive officers to achieve long-term goals, and reward individual performance. Because executives’ compensation from stock-based awards is tied to the Company’s stock price performance, the Compensation Committee believes stock-based awards create a strong incentive to improve long-term financial performance and increase stockholder value.

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We enter into restricted stock agreements with our officers and directors when restricted stock awards are granted. These agreements include the terms and conditions of the restricted stock awards. Vesting provisions contained in the restricted stock agreements are used by the Compensation Committee as a method to tie executive compensation both to continuing service by the executive to the Company and to growth in stockholder value, as measured by the market price of the Company’s shares. Under various circumstances, the restricted stock awards may vest completely, partially or not at all. The Compensation Committee believes a three-year vesting schedule for restricted stock awards enhances the retention value of these awards and positions the Company competitively from a market perspective.

A portion of the restricted stock awards vest if the executive officers remain employees of the Company for the entire vesting period (known as “non-performance shares”). These time-vested stock awards are forfeited if the officer does not remain continuously employed for the vesting period (typically three years). The remaining portion of the restricted stock awards vest based on the market price performance of the Common Stock (known as “performance shares”). See “Stock Vested in Calendar 2023 and the Transition Period” table below for shares that vested or were forfeited during 2023 and the Transition Period. Meridian reviewed the total direct compensation packages of our executives, including our stock-based award program and recommended that the Compensation Committee continue the use of restricted stock awards as the equity component of the compensation of our NEOs. The Compensation Committee relied upon market data, Company performance, and individual performance to determine the stock-based awards for our executive officers. For 2023 and the Transition Period, the Compensation Committee approved the grant of the following restricted stock awards. The NEOs received two restricted stock awards in 2023. The restricted stock award granted January 31, 2023 was for the 2023 award year and the restricted stock award granted December 21, 2023 was for the 2024 award year. On a go-forward basis, it is our goal to grant restricted stock awards for any given year in December of the preceding year. For additional information regarding the stock-based awards granted to our executive officers under the Restricted Stock Plan and Long-Term Incentive Plan, see the table entitled “Outstanding Restricted Stock Awards.”

Officer	Grant Date	Vest Date	Non-Performance Shares	Performance Shares
Chad L. Stephens	Jan. 31, 2023	Dec. 20, 2025	-	201,613
Chad L. Stephens	Dec. 21, 2023	Dec. 19, 2026	-	247,002
Ralph D’Amico	Jan. 31, 2023	Dec. 20, 2025	20,681	62,044
Ralph D’Amico	Dec. 21, 2023	Dec. 19, 2026	25,472	76,416

Vesting of the performance shares of restricted stock awards granted as part of 2023 executive compensation is based on the market price performance of the Common Stock or total stockholder return “(TSR”) at the completion of the time-vesting period. The vesting of the performance shares will be 50% dependent on TSR as compared to a peer group and 50% dependent on the compounded annual growth rate (“CAGR”) of the stock price, as set forth in each restricted stock agreement.

If the Company’s stock TSR as compared to the peer group is between the prescribed threshold and maximum percentages, the restricted stock will partially vest on a pro rata basis.

Level	Percentile Rank as to Company TSR Versus Relative TSR	Percentage of Shares Vesting
Maximum	Above 75th Percentile	187.5%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	Below the 25th Percentile	0%

The performance shares granted on January 31, 2023 vest based on how the Company’s TSR ranks against the following peer group.

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Amplify Energy Corp.	Northern Oil and Gas, Inc.
Battalion Oil Corporation	PrimeEnergy Resources Corporation
Blackstone Minerals, L.P.	Ring Energy Inc.
Dorchester Minerals, L.P.	SandRidge Energy, Inc.
Earthstone Energy, Inc.	SilverBow Resources, Inc.
Evolution Petroleum Corporation	Sitio Royalties Corp.
Kimbell Royalty Partners, LP	Viper Energy Partners LP

The performance shares granted on December 21, 2023 vest based on how the Company’s TSR ranks against the following peer group.

Amplify Energy Corp.	Riley Exploration Permian, Inc.
Blackstone Minerals, L.P.	Ring Energy Inc.
Evolution Petroleum Corporation	SandRidge Energy, Inc.
Granite Ridge Resources, Inc.	SilverBow Resources, Inc.
Kimbell Royalty Partners, LP	VAALCO Energy, Inc.
Mach Natural Resources LP	Viper Energy Partners LP
Northern Oil and Gas, Inc.	Vitesse Energy, Inc.
PrimeEnergy Resources Corporation

If the Company’s CAGR of its stock price is between the prescribed threshold and maximum percentages, the restricted stock will partially vest on a pro rata basis.

Level	Three-Year CAGR	Percentage of Shares Vesting
Maximum	20% or Higher	187.5%
Target	10%	100%
Threshold	5%	50%
Below Threshold	Below 5%	0%

Clawback Policy

The Company has adopted a clawback policy to ensure that incentive compensation is paid based on accurate financial and operating data and the correct calculation of the Company’s performance against incentive targets. If there is a restatement of the financial and/or operating results of the Company due in whole or in part to the Company’s material noncompliance with any financial reporting requirement under applicable securities laws (which would exclude, for example, a restatement caused by a change in applicable accounting rules or interpretations), regardless of whether an officer’s misconduct was the cause for such restatement, and such restatement resulted in or contributed to any incentive compensation (as defined below) being granted, earned or vested to or by an officer that the officer would not otherwise have been granted, earned or vested if the correct financial and/or operating data had been used (“excess incentive compensation”), the Board shall require reimbursement or forfeiture of any such excess incentive compensation deemed to have been received by the officer during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. “Incentive compensation” means any (A) annual bonus or other short and long-term cash incentive that is earned and (B) equity award that is vested, in each case, based (in whole or in part) on the attainment of one or more “financial reporting measures.” For these purposes, “financial reporting measures” are any measures used in preparing the Company’s financial statements or terms of compensation awards (or results that are derived from such measures), including, without limitation, (i) revenue, (ii) net income, (iii) earnings before interest, tax, depreciation and amortization, (iv) return on equity, (v) cash flows, (vi) stock price, and (vii) measures of stockholder return, in each case, whether absolute or relative.

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Other Compensation and Benefits

Qualified Defined Contribution Plan

The Company has a 401(k) Plan that allows for a Company match. The 401(k) Plan is a tax-qualified, defined contribution plan and serves as the Company’s only retirement plan for its employees. Contributions are made at the discretion of the Board and, to date, all contributions have been made in cash. A matching contribution up to 5% of an employee’s salary is made every pay period up to certain regulatory limits.

Participation in Employee Benefit Plans

We offer health and welfare benefits to all eligible employees. Our executive officers and management are eligible to participate on the same basis as other employees in all such benefit plans, which include medical, dental, vision, group life, long-term disability and accidental death and dismemberment insurance.

Perquisites

The Company provides no other perquisites or personal benefits to its executive officers.

Change in Control Executive Severance Agreements

Messrs. Stephens and D’Amico are each a party to a Change-in-Control Executive Severance Agreement (collectively, the “Change-in-Control Agreements”). The Board believes that, in the event of a change-in-control of the Company, the executives’ performance may become hampered by distraction, uncertainty or other activities, which might adversely affect stockholder value. To reduce these potential adverse effects and to encourage fair treatment of its executive officers in connection with any change-in-control event, the Company enters into Change-In-Control Agreements with its executive officers to provide for change-in-control protection. For additional information, see “Potential Payments Upon Termination or Change in Control” below.

Other than the Change in Control Agreements, the Company maintains no employment agreements with its executive officers.

Indemnification Agreements

The Company has entered into an indemnification agreement with each of its directors and executive officers. These agreements provide that the Company will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors’ and officers’ liability insurance policy the Company chooses, in its discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under Delaware law and are in addition to any other rights the indemnitee may have under the Company’s Certificate of Incorporation and Bylaws and under applicable law. We believe these indemnification agreements enhance the Company’s ability to attract and retain knowledgeable and experienced officers and directors.

Other Compensation Matters

In December 2019, the Compensation Committee adopted stock ownership requirements for management. The Company’s Code of Ethics and Business Practices provides that directors, officers and employees should not engage in speculative transactions involving the Company’s securities, such as exchange-traded options, short-sales or derivative instruments.

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 annually paid to any of our executive officers. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, made significant revisions to Section 162(m), including repeal of the performance-based exception, revising the definition of covered employees to include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year, and providing that once an individual is considered a covered employee, he or she will be considered a covered employee for all future years, including

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following any termination of employment. As a result, compensation paid to covered employees in excess of $1,000,000 generally will not be deductible, regardless of whether it is salary or performance-based.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis for the fiscal year ended December 31, 2023 and the three-month Transition Period ended December 31, 2022. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2024 Annual Meeting of Stockholders.

Respectfully submitted,
Compensation Committee
Glen A. Brown, Chair Mark T. Behrman Peter B. Delaney John H. Pinkerton

Executive Compensation

The table below sets forth information for the two most recently completed fiscal years and Transition Period concerning compensation paid to our named executive officers in those fiscal years for services in all capacities.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary	Cash Bonus (1)	Stock Awards (2)	All Other Compensation (3)	Total

Chad L. Stephens, President	2023	$400,000	$212,525	$2,159,843	$44,137 (4)	$2,816,505
and Chief Executive Officer	Tr.	$93,750	$54,781	-	$11,687 (4)	$160,217
	2022	$367,500	$459,375	$1,196,224	$43,157 (4)	$2,066,256

Ralph D’Amico, Executive	2023	$300,000	$126,994	$827,003	$23,138 (5)	$1,277,135
Vice President and Chief	Tr.	$68,750	$32,695	-	$4,784 (5)	$106,228
Financial Officer	2022	$268,750	$251,953	$458,670	$21,382 (5)	$1,000,755

(1) See “Determination of Annual Cash Bonus Awards” in the CD&A section of this Proxy Statement for a description of how cash bonuses are determined.

(2) In accordance with applicable accounting standards, these amounts represent the aggregate grant date fair value of the stock awards. The ultimate value realized by the executive officers on vesting of the awards may or may not equal the fair market value at the award date based on failure to achieve the specified vesting requirements. Under certain circumstances, the awards may wholly, partially or never vest. See footnotes to table entitled “Outstanding Restricted Stock Awards.” Performance restricted stock is valued assuming a target number of shares would be issued. Assuming that the highest level of performance conditions will be achieved would result in a performance award grant equal to 187.5% of the target award, and therefore the grant date fair value of stock awards for fiscal 2023 and 2022, respectively, would have been as follows: Mr. Stephens $4,049,706 and $2,244,204; and Mr. D’Amico $1,550,630 and $787,120.

(3) Includes immaterial amounts for group life insurance premiums for fiscal years 2023 and 2022 and the Transition Period.

(4) Includes dividends received from restricted stock awards of $21,927, $6,447, and $20,953 for fiscal year 2023, the Transition Period and fiscal year 2022, respectively, and $20,000, $4,688, and $19,995 in 401(k) matching contribution by the Company in fiscal year 2023, the Transition Period, and fiscal year 2022, respectively.

(5) Includes dividends received from restricted stock awards of $7,688, $1,234, and $7,495 for fiscal year 2023, the Transition Period, and fiscal year 2022, respectively, and $15,000, $3,438, and $13,438 in 401(k) matching contributions by the Company in fiscal year 2023, the Transition Period, and fiscal year 2022.

Grants of Plan-Based Awards Table

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The table below shows the plan-based awards granted by the Compensation Committee to the Company’s named executive officers in 2023 and the Transition Period:

			Equity Incentive Plan Awards
			Performance Shares
Name	Grant Date	Vest Date	Threshold(1)	Target(1)	Maximum(1)	Non- Performance Shares	Grant Date Fair Value of Stock Awards
Chad L. Stephens	1/31/2023	12/20/2025	100,807	201,613	378,024	-	$1,036,565
Chad L. Stephens	12/21/2023	12/19/2026	123,501	247,002	463,129	-	$1,123,278
Ralph D’Amico	1/31/2023	12/20/2025	31,022	62,044	116,333	20,681	$393,649
Ralph D’Amico	12/21/2023	12/19/2026	38,208	76,416	143,280	25,472	$388,492

(1) See “Long-Term Equity-Based Restricted Stock Compensation” in the CD&A section of this Proxy Statement for a description of the vesting of performance shares.

Outstanding Equity Awards

The following table provides information on the holdings of restricted stock by the Company’s named executive officers at December 31, 2023:

Outstanding Restricted Stock Awards

		Number of Shares of Restricted Stock That Have Not Vested		Company Common Stock Price at Dec. 29, 2023	Market Value of Shares of Restricted Stock That Have Not Vested
Name	Grant Date	Performance	Non-Performance
Chad L. Stephens	March 2, 2022	286,342(1)	-	$3.22	$922,021
	January 31, 2023	201,613	-	$3.22	$649,194
	December 21, 2023	247,002	-	$3.22	$795,346

Ralph D’Amico	March 2, 2022	89,743(1)	29,914(1)	$3.22	$385,296
	January 31, 2023	62,044	20,681	$3.22	$266,374
	December 21, 2023	76,416	25,472	$3.22	$328,079

(1) Mr. D’Amico received 29,914 restricted stock awards, that time vest on the completion of three years of service ending on December 20, 2024. In addition to the time vesting shares, Messrs. Stephens and D’Amico received 286,342 and 89,743 restricted stock awards, respectively, 100% of which vest based on the market price of the Company’s Common Stock at the completion of three years of service ending on December 20, 2024.

Stock Vested in Calendar 2023 and the Transition Period

The following table summarizes, for the NEOs, the restricted stock awards that vested during 2023 and the Transition Period.

Officer	Grant Date	Vest Date	Non-Performance Shares Vested	Performance Shares Vested	Performance Shares Forfeited	Value Realized on Vesting
Chad L. Stephens	Jan. 16, 2020	Dec. 11, 2022	-	32,982(1)	21,988(1)	$112,139
Chad L. Stephens	Jan. 16, 2020	Jan. 16, 2023	53,476	-	-	$213,904
Chad L. Stephens	Jan. 5, 2021	Dec. 18, 2023	-	224,895	-	$748,800

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Ralph D’Amico	Dec. 11, 2019-Mar. 9, 2020	Dec. 11, 2022	19,732	11,434(1)	7,623(1)	$105,964
Ralph D’Amico	Jan. 5, 2021	Dec. 18, 2023	-	78,855	-	$262,587

(1) 150% of the named executive officer’s restricted stock awards that vest based on return on capital employed vested and 100% of the restricted stock awards that vest based on market price performance was forfeited.

Potential Payments Upon Termination or Change in Control

The following table and narratives disclose certain information with respect to compensation that would be payable to the Company’s NEOs upon termination or change in control as of December 31, 2023.

In 2023 and the Transition Period, Messrs. Stephens and D’Amico were each a party to a Change-in-Control Agreement. Under such Change-in-Control Agreements for Mr. Stephens and Mr. D’Amico, if, within two years following a change-in-control event, the Company terminates his employment without cause or he resigns for good reason as defined in the Change-in-Control Agreement, such executive would be entitled to a severance payment, payable in a lump sum, in cash, following his termination, in an amount equal to two times the average of the compensation paid to the executive during the two calendar years preceding the change-in-control event (or the annual average of any shorter period). Compensation for this purpose includes the sum of the executive’s base salary, cash bonuses and the Company’s contribution to the 401(k) Plan (restricted stock awards are excluded). Further, if the executive qualifies, and the Company is required to provide coverage under COBRA, the Company shall reimburse the executive the costs of purchasing continuing coverage under COBRA for the executive and his dependents as long as he qualifies for COBRA coverage. In fiscal 2021, the Change-of-Control Agreements were amended to reduce the Company’s reimbursement of COBRA coverage costs to a maximum of twelve months, and in 2023 the Change-in-Control Agreements were amended to be consistent with Delaware law (as a result of the Company’s reincorporation from Oklahoma to Delaware) and to make other immaterial modifications. The Company became subject to COBRA on January 1, 2014.

A change-in-control event generally means: (i) the acquisition of beneficial ownership of more than 50% of the Company’s Common Stock; (ii) during any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) approval by the Company’s stockholders, and consummation, of a merger or consolidation, other than a merger or consolidation which results in the Common Stock of the Company outstanding immediately prior thereto continuing to represent at least 70% of the total voting power of the Company (or the surviving entity, if not the Company) after such merger or consolidation; or (iv) any person or entity acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

Situations may arise where the potential to merge with or be acquired by another company may be in the best interest of our stockholders. Based on this potential, the Company believes that the “double trigger” requiring both (i) a change-in-control event and (ii) the termination of an executive’s employment without cause or his or her resignation for good reason after the event is appropriate to provide fair treatment of the executive officers, while allowing them to continue to concentrate on enhancing stockholder value during a change-in-control event, as they may take actions which ultimately may lead to termination of their employment after the change-in-control event.

Pursuant to the Change-in-Control Agreements, assuming that a change-in-control event took place on the last business day of 2023, and an executive’s employment was terminated without cause, or the executive terminated

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his or her employment for good reason, within two years following this assumed change-in-control event, the executives named below would receive the following severance payments:

Name	Salary	Bonus	401(k)	Total
Chad L. Stephens	$775,000	$678,497	$40,370	$1,493,867
Ralph D’Amico	$575,000	$382,731	$28,750	$986,481

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the following disclosure sets forth the relationship between executive compensation paid to our principal executive officer (“PEO”) and to our other named executive officer (“Non-PEO NEO”) and Company financial performance for fiscal 2023, the Transition Period and fiscal 2022.

Year (or Transition Period)	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Summary Compensation Table Total for Non-PEO NEO[1] ($)	Compensation Actually Paid to Non-PEO NEO[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR($):[4]	Net Income ($ Millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	2,816,505	2,002,188	1,277,135	990,447	111.49	13.9
Transition Period	160,217	728,667	106,228	307,318	130.60	3.3
2022	2,066,256	2,090,301	1,000,755	1,017,674	108.18	20.4

1. Chad L. Stephens was our PEO for each period presented. Ralph D’Amico was our Non-PEO NEO for each period presented.

2. The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the amounts set forth in the “Total” column of the Summary Compensation Table with certain adjustments as described in footnote 3 below.

3. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the “Stock Awards” column set forth in the Summary Compensation Table.

4. The TSR calculation assumes (i) $100 was invested in the Company through the end of the period, beginning September 30, 2021, and (ii) the reinvestment of all dividends. Historical stock performance is not necessarily indicative of future stock performance.

Year (or Transition Period)	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2023	2,816,505	(2,159,843)	1,345,526	2,002,188
Transition Period	160,217	—	568,450	728,667
2022	2,066,256	(1,196,224)	1,220,269	2,090,301

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Year (or Transition Period)	Summary Compensation Table Total for Non-PEO NEO ($)	Exclusion of Stock Awards for Non-PEO NEO ($)	Inclusion of Equity Values for Non-PEO NEO ($)	Compensation Actually Paid to Non-PEO NEO ($)
2023	1,277,135	(827,003)	540,315	990,447
Transition Period	106,228	—	201,090	307,318
2022	1,000,755	(458,670)	475,589	1,017,674

Year (or Transition Period)	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2023	1,829,829	(465,701)	(18,602)	1,345,526
Transition Period	—	563,173	5,277	568,450
2022	1,381,492	(161,223)	—	1,220,269

Year (or Transition Period)	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEO ($)	Total - Inclusion of Equity Values for Non-PEO NEO ($)
2023	715,450	(163,081)	(12,054)	540,315
Transition Period	—	193,108	7,982	201,090
2022	531,094	(54,527)	(978)	475,589

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Stockholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over fiscal 2022 and 2023 and the Transition Period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Company TSR
Compensation Actually Paid ($ Millions)
3
2
2
1
1
0
Company TSR (9/30/2021 Indexed to $100)
$140
$120
$100
$80
$60
$40
$20
$0
100.00
2.1
108.18
1.0
0.7
0.3
130.60
2.0
111.49
1.0
2021
2022
10/1/2022 - 12/31/2022
2023
Fiscal Year
PEO Compensation Actually Paid
Non-PEO NEO Compensation Actually Paid
PHX Minerals Inc. TSR

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the Compensation Actually Paid to our Non-PEO NEO, and our Net Income during fiscal 2022 and 2023 and the Transition Period.

PEO and Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
2.5
2.0
1.5
1.0
0.5
0.0
25
20
15
10
5
0
2.1
20.4
1.0
0.7
3.3
0.3
2.0
13.9
1.0
2022
10/1/2022 - 12/31/2022
2023
Fiscal Year
PEO Compensation Actually Paid
Non-PEO NEO Compensation Actually Paid
PHX Minerals Inc. Net Income

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Proposal No. 3

Approval and Ratification of Selection of

Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP (“Ernst & Young” or “independent accountants”) to serve as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024, and to perform other appropriate audit-related services. Ernst & Young has been serving as the independent registered public accounting firm of the Company since 1989. The Company’s stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

The Audit Committee is responsible for selecting the independent auditors of the Company. The Audit Committee has directed the Company to submit the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2024 for ratification by the stockholders at the Annual Meeting. Although stockholder ratification of Ernst & Young is not required by the Company’s governing documents or law, the Board has determined that it is desirable to submit the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice in view of the critical role played by the independent registered public accounting firm in maintaining the integrity of financial controls and reporting. If the stockholders do not vote to approve the ratification of the selection, the Audit Committee will consider whether to engage another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during fiscal 2024 if it determines that such a change would be in the best interests of the Company and its stockholders.

Report of the Audit Committee

The Audit Committee is comprised of four independent, non-employee directors, Lee M. Canaan (chair), Mark T. Behrman, Glen A. Brown, and Steven L. Packebush. The Board has determined that all committee members are independent and financially literate as defined by NYSE listing standards and SEC regulations and that Mr. Behrman, Mr. Brown, Ms. Canaan and Mr. Packebush are each an “audit committee financial expert” as defined by applicable SEC regulations. For purposes of complying with NYSE rules, the Board has determined that none of the Committee members currently serves on the audit committees of more than three public companies.

The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, as may be amended from time to time by the Board. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting.

Management is responsible for the preparation, presentation and integrity of our financial statements in accordance with U.S. generally accepted accounting principles, the establishment and maintenance of our disclosure controls and procedures, and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing its reports thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes.

Discussions with Management. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Discussions with Independent Accountants. The Audit Committee reviewed and discussed the Company’s audited financial statements with Ernst & Young, which is the independent registered public accounting firm responsible for expressing an opinion on the conformity of those financial statements with the standards of the

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PCAOB and its judgment as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent accountants such matters required under the standards of the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent accountants its independence from management and the Company, including matters in the written disclosures and letter received from the independent accountants as required by PCAOB Rule 3526 (Communications with Audit Committee Concerning Independence).

The Audit Committee met with the independent accountants, with and without management present, to discuss the overall scope and plans for their audit, the results of their audit procedures, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also met with the independent accountants and management after the end of each of the first three 2023 fiscal quarters regarding their reviews. At these meetings, the independent accountants’ review of quarterly results was presented, and discussions were also held with management concerning these results.

Recommendations that Financial Statements be Included in the Annual Report. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for 2023 for filing with the SEC (which was filed on March 12, 2024).

Audit Committee
Lee M. Canaan – Chair Mark T. Behrman
Glen A. Brown
Steven L. Packebush

Independent Accountants’ Fees and Services

The following sets forth fees billed for audit and other services provided by Ernst & Young for the fiscal years ended December 31, 2023 and September 30, 2022 and the three-month Transition Period ended December 31, 2022:

Fee Category	Fiscal 2023 Fees	Transition Period ended Dec. 31, 2022 Fees	Fiscal 2022 Fees
Audit Fees (1)	$405,000	$140,000	$735,000
Audit-Related Fees	$-	$-	$-
Tax Fees	$-	$-	$-
All Other Fees	$-	$-	$-
(1)
Includes fees for audit of financial statements, review of the related quarterly financial statements for those fiscal years, and services related to other SEC filings.

All services rendered by Ernst & Young were permissible under applicable laws and regulations and were pre-approved by the Audit Committee. The Audit Committee’s pre-approval policy is set forth in the Audit Committee Charter which is available at the Company’s website: www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

To ratify the selection of Ernst & Young LLP, a majority of shares of Common Stock represented in person or by proxy at the Annual meeting must vote “FOR” Proposal No. 3.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Stockholders Vote “FOR” Ratification of Selection of Independent Registered Public Accounting Firm.

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Proposal No. 4

Approval of Amendment to the Certificate of Incorporation to Increase Authorized Shares

General

We are asking the holders of our Common Stock to approve an amendment to our Certificate of Incorporation to increase the total number of shares of Common Stock which the Company has the authority to issue from 54,000,500 shares of Common Stock to 75,000,000 shares of Common Stock (the “Amendment”). Our Certificate of Formation also authorizes 10,000 shares of preferred stock, par value $0.0166 per share (“Preferred Stock”), which will not be changed by the Amendment. The Amendment to our Certificate of Incorporation will be effected through the filing of a Certificate of Amendment, in the form of Appendix A hereto (the “Certificate of Amendment”), with the Office of the Secretary of State of the State of Delaware.

On March 11, 2024, the Board adopted resolutions approving the Amendment to our Certificate of Incorporation and directed that the Amendment be submitted to a vote of the stockholders. If the stockholders approve this proposal, subject to the discretion of the Board, the Company will file (or cause to be filed) the Certificate of Amendment with the Office of the Secretary of State of the State of Delaware as soon as practicable following the Annual Meeting. The Board reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before it becomes effective.

Description of the Amendment

The Company’s current Certificate of Incorporation, as amended to date, authorizes the issuance of up to 54,010,500 shares of capital stock, of which 54,000,500 shares are Common Stock and 10,000 shares are Preferred Stock. As of March 18, 2024, there were 37,458,487 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

The Amendment would (i) increase the total number of shares of Common Stock which the Company has the authority to issue from 54,000,500 shares to 75,000,000 shares and (ii) increase the total number of shares of capital stock which the Company has the authority to issue from 54,010,500 shares to 75,010,000 shares, with the number of authorized shares of Preferred Stock remaining at 10,000.

The entirety of the proposed Certificate of Amendment effecting the Amendment is attached hereto as Appendix A and should be read in conjunction with this proposal.

Purpose

The Board believes that the availability of additional authorized shares of capital stock will provide the Company with additional flexibility to issue stock for various general corporate purposes as the Board may determine desirable, including, without limitation, for raising capital for the acquisition of minerals and royalties and other investment opportunities in furtherance of the “minerals only strategy” developed and implemented by the Board and management.

As of March 18, 2024, 37,458,487 shares of Common Stock were issued and outstanding and 2,783,584 shares of Common Stock were reserved for issuance under our various employee and director benefit plans less treasury shares, leaving 13,758,429 shares of Common Stock unissued and unreserved. Our Board believes it is important to authorize additional shares of capital stock to ensure that enough shares will be available in the event our Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets using shares of our capital stock as consideration, (iii) allow for grants and awards pursuant to our equity compensation plans and agreements, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes involving the issuance of shares of our capital stock. The availability of additional shares of capital stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and does not have the time to seek stockholder approval in connection with the contemplated issuance of capital stock.

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If the proposed increase in authorized shares of Common Stock is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of capital stock unless required by law or the rules of the stock exchange on which the stock is then listed or quoted, which is currently the NYSE. If approved, the additional authorized shares of Common Stock will have the same rights as the Common Stock already authorized. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Anti-Takeover Effects of the Certificate of Incorporation, as Amended

The proposed increase in the number of authorized shares of capital stock will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, future issuances of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.

The Amendment to our current Certificate of Incorporation, as amended to date, has been prompted by business and financial considerations. The Board has not proposed the Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights or other rights of dissenters with respect to the Amendment to our Certificate of Incorporation, and we will not independently provide stockholders with any such right.

Vote Required and Board of Directors’ Recommendation

To approve the foregoing proposal, the votes cast “FOR” the proposal must exceed the votes case “AGAINST” the proposal.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Amendment to the Company’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 54,000,500 shares to 75,000,000 shares.

OTHER MATTERS

Stock Ownership of Management and Certain Beneficial Owners

The information provided below summarizes the beneficial ownership of each named executive officer (NEO), each of our directors, all of our directors and executive officers as a group, and owners of more than five percent of our outstanding Common Stock. Generally, “beneficial ownership” includes those shares of Common Stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such Common Stock within 60 days. The ownership includes Common Stock that is held directly and also Common Stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Stock Ownership of Directors, Nominees and Executive Officers

The following table sets forth information with respect to the outstanding shares of Common Stock beneficially owned by each current director and named executive officer, individually and all directors and executive officers as a group. The percent of Common Stock beneficially owned by each person is based on 37,458,487 shares of Common Stock issued and outstanding at March 18, 2024. Unless otherwise indicated, the

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address of the persons below is 1320 South University Drive, Suite 720, Fort Worth, TX 76107. None of the Common Stock beneficially owned as set forth below is pledged as security.

	Amount of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(3)(4)(5)	Common Stock

Mark T. Behrman (1)(6)	150,704	*
Glen A. Brown (1)(6)	101,674	*
Lee M. Canaan (1)(7)	110,395	*
Peter B. Delaney (1)(6)	115,218	*
Ralph D'Amico (2)(6)	520,415	1.4%
Steven L. Packebush (1)(6)	155,645	*
John H. Pinkerton (1)(6)	93,486	*
Chad L. Stephens (1)(2)(6)	1,162,490	3.1%

All directors and executive officers as a group (8 persons)	2,410,027	6.4%

* Less than 1% owned

(1) Director

(2) Executive Officer

(3) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.

(4) The number of shares shown does not include future share amounts recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan. These future share amounts represent shares to be issued in the future and have no investment or voting authority. See “Compensation of Directors” – footnote (2) of table entitled “Non-Employee Directors Compensation for 2023 and the Transition Period.”

(5) The number of shares shown includes unvested shares of restricted stock awarded under the Company’s Long-Term Incentive Plan, over which they exercise voting authority.

(6) Owner has sole voting and investment power over all shares.

(7) Comprised of 109,318 shares held directly by Ms. Canaan and 1,077 shares held by the Canaan Family Trust. Ms. Canaan has sole voting and investment power over 71,206 shares and shared voting and investment power over the 39,189 shares held by the Canaan Family Trust and a Joint Account with her husband.

The Company knows of no arrangements which would result in a change in control of the Company at any future date.

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Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC and information supplied to us by the stockholders, we believe the following stockholders are beneficial owners of more than 5% of our outstanding shares of Common Stock based on 37,458,487 shares of Common Stock issued and outstanding as of March 18, 2024, listed in alphabetical order:

Name and Address	Amount of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock

Edenbrook Capital, LLC (1)	3,679,546	9.8%
116 Radio Circle, Suite 202
Mount Kisco, NY 10549

Robert A. Hefner III (2)	3,165,570	8.5%
6305 Waterford Boulevard, Suite 470
Oklahoma City, OK 73118

Punch & Associates Investment Management, Inc. (3)	2,745,884	7.3%
7701 France Ave. So., Suite 300
Edina, MN 55435

SRP Capital Advisors, LLC (4)	3,057,036	8.2%
3811 Turtle Creek Blvd., Suite 1100
Dallas, TX 75219

(1) Based solely on a Schedule 13G/A (Amendment No. 4) filed with the SEC on January 26, 2024, Edenbrook Capital, LLC, the investment adviser to certain funds that hold shares of the Company’s Common Stock, has shared voting power and shared dispositive power as to 3,679,546 shares, shared with Jonathan Brolin, the managing member of Edenbrook Capital, LLC.

(2) Based solely on review of a Schedule 13G/A (Amendment No. 2) filed with the SEC on September 1, 2022, Robert A. Hefner III has sole voting power and sole dispositive power as to 3,165,570 shares.

(3) Based solely on a Schedule 13G filed with the SEC on February 24, 2024, Punch & Associates Investment Management, Inc. has sole voting power and sole dispositive power as to 2,745,884 shares.

(4) Based solely on a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 14, 2024, SRP Capital Advisors, LLC has shared voting power and shared dispositive power as to 3,057,036 shares, (i) shared with SRPO-II Manager, LP, Palmetto Investment Partners II, LLC, PIPII-SRPOII Investments, LLC and Ryan A. Turner as to all such shares, (ii) shared with SRP Opportunities II, LP and SRP Opportunities II GP, LP as to 1,888,169 shares and (iii) shared with SRPO-II Partners I, LP and SRPO-II Partners I GP, LP as to 1,168,867 shares.

Equity Compensation Plan Information

The following table gives aggregate information regarding grants under all of the Company’s equity compensation plans through December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	–	N/A	2,581,231
Equity compensation plans not approved by stockholders	–	N/A	–
Total	–	N/A	2,581,231

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. Mr. D’Amico was late in filing his Form 4 with the SEC with respect to disclosure of his restricted stock forfeiture and stock withheld to cover payroll tax liability on vesting of previously granted restricted stock on December 15, 2022. Other than this late Form 4 filing, based on a review of the filings with the SEC and representations that no other reports were filed, the Company believes that during 2023 and the Transition Period all directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act.

Stockholder Proposals

Proposals of stockholders intended to be presented by stockholders at the 2025 annual meeting of stockholders, and to be included in the proxy statement and form of proxy card pursuant to Rule 14a-8 under the Exchange Act, must be received by the Company on or prior to December 6, 2024, which is 120 days before the anniversary of the release of this proxy statement for the 2024 Annual Meeting. Any such proposals should be in writing and sent by certified mail, return receipt requested, to the Company’s principal executive office at 1320 South University Drive, Suite 720, Fort Worth, TX 76107, Attention: Secretary. On receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and any proxy card in accordance with SEC regulations governing the solicitation of proxies.

Under the Company’s Bylaws, for a stockholder to nominate a candidate for director, or propose other business to be considered by stockholders, timely notice of the nomination or the other proposed business must be received by the Company in advance of the annual meeting. Such notice must be received not less than 90 nor more than 120 days prior to the first anniversary of the mailing of notice for the preceding year’s annual meeting. Therefore, to be timely under our Bylaws for the 2025 annual meeting of stockholders, such notice must be received at our principal executive office no earlier than December 6, 2024 and no later than January 5, 2024 and otherwise in accordance with our Bylaws. The stockholder filing the notice of nomination must describe various matters regarding the nominee, including, but not limited to, such information as name, address, occupation, business background and shares held, and the nominee must deliver a written questionnaire and agreement to the Company covering certain matters as specified in the Bylaws. For a stockholder to bring other business before a stockholders’ meeting, timely notice must be received by the Company within the time limits described above. Such notice must include a description of the proposed business, the reasons therefore, and other specified matters. These requirements are separate from the requirements a stockholder must meet to have a proposal included in the Company’s proxy statement under Rule 14a-8 under the Exchange Act.

Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet SEC requirements or the requirements of our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

In each case, the notice must be given to the Secretary of the Company at 1320 South University Drive, Suite 720, Fort Worth, TX 76107. Any stockholder desiring a copy of the Company’s Bylaws will be furnished one without charge on written request to the Secretary. A copy of the Bylaws is available on the Company’s website at www.phxmin.com under the “Governance Library” section of the “Corporate Governance” tab.

The Company’s Bylaws include provisions providing access to the Company’s proxy statement and proxy card for director elections to eligible stockholders who wish to nominate a person for election to the Company’s Board of Directors. To be eligible to access the Company’s proxy statement and proxy card for this purpose, a stockholder, together with its affiliates, must have continuously held beneficial ownership of at least 5% of the

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Common Stock for at least one year prior to providing notice to the Company seeking access to its proxy statement. Notice from a stockholder seeking such access must be received by the Company in the same time period required for stockholders seeking to nominate directors to the Company’s Board of Directors. Only one seat on the Board may be held by a person elected as a director resulting from a stockholder’s use of these proxy access Bylaw provisions (a “Proxy Access Director”) until such director has continuously served on the Board for at least six years, at which time an additional seat may be held by a Proxy Access Director. A stockholder seeking access to the Company’s proxy statement shall provide all information required from a stockholder seeking to nominate a director as well as undertakings signed by the stockholder and the proposed nominee.

Annual Report to Stockholders

A copy of the Company’s Annual Report on Form 10-K for 2023, filed with the SEC on March 12, 2024, is included in the Annual Report to Stockholders provided with this Proxy Statement. A separate Form 10-K and copies of the Company’s charters for the various committees of the Board, the Corporate Governance Guidelines and the Company’s codes of ethics are available, free of charge, on written or oral request made to the Company at the address or telephone number set forth below, or can be viewed at the Company’s website: www.phxmin.com.

Chad D. True, Secretary
PHX Minerals Inc.
1320 South University Drive, Suite 720
Fort Worth, TX 76107
405.948.1560

By Order of the Board of Directors
/s/ Chad D. True
April 5, 2024	Chad D. True, Secretary

Please vote your shares promptly.

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APPENDIX A

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION, AS AMENDED,

OF PHX MINERALS INC.

PHX Minerals Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation originally filed with the Secretary of State of Delaware on February 25, 2022 (as previously amended, the “Certificate of Incorporation”).
2.
Section 4.01. of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is seventy-five million ten thousand (75,010,000), of which seventy-five million (75,000,000) shares shall be shares of common stock, par value of $0.01666 per share (“Common Stock”), and ten thousand (10,000) shares shall be shares of preferred stock, par value of $0.01666 per share (“Preferred Stock”).

3.
This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
4.
All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Chad L. Stephens, its President and Chief Executive Officer, this ____ day of ______, 2024.

Chad L. Stephens, President and Chief Executive Officer

PHX Minerals Inc. 2024 Annual Meeting of Stockholders

May 16, 2024

9:00 A.M. Central Daylight Time

Phxminerals. P.0. Box 8016, cary, nc 27512-9903 your vote matters! Have your ballot ready and please use one of the methods below for easy voting: your control number have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan qr for digital voting scan qr for digital voting phx minerals inc. Annual meeting of stockholders for stockholders of record as of march 28, 2024 thursday, may 16, 2024 9:00 am, central daylight time annual meeting to be held live via the internet - please visit www. Proxydocs .com/phx for more details. Your vote is important! Please vote by: 9:00 am, central daylight time, may 16, 2024. Internet: www. Proxypush.com/phx cast your vote online have your proxy card ready follow the simple instructions to record your vote phone: 1-266-284-6868 use any touch-tone telephone have your proxy card ready follow the simple recorded instructions mail: mark, sign and date your proxy card fold and return your proxy card in the postage paid envelope provided virtual: you must register to attend the meeting online and/or participate at www.proxydocs.com/phxthis proxy is being solicited on behalf of the board of directors the undersigned hereby appoints Michelle L. Smith and deanna p. Tillman (the "named proxies"), and each or either of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution and revocation, and authorizes each of them, to vote ail the shares of capital stock of phx minerals inc. (the company’) that the undersigned is entitled to vote at the above referenced annual meeting of stockholders and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the board of directors’ recommendation. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. If you hold shares in any employee stock purchase plan or 401 (k) savings plan of the company (the *plans"}, then this proxy card, when signed and returned, or your telephone or internet proxy, will constitute voting instructions on matters properly coming before the annual meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the plans. Shares in each of the plans for which voting instructions are not received by 5:00 p.m. Eastern time on may 13, 2024, or if no choice is specified, will be voted by an independent fiduciary. You are encouraged to specify your choice by marking the appropriate box (see reverse side) but you need not mark any box if you wish to vote in accordance with the board of directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. Please be sure to sign and date this proxy card and mark on the reverse side copyright © 2024 beta nxt, inc. Or its affiliates. All rights reserved

Phxminerals please make your marks like this: the board of directors recommends a vote: for on proposals 1, 2,3 and 4 phx minerals inc. Annual meeting of stockholders proposal your vote board of directors recommends 1. Election of two directors to serve on the company's board of directors for three-year terms ending at the company's annual meeting in 2027. 1.01 lee m. Canaan 1.02 glen a. Brown for against abstain for against abstain 2. Advisory vote to approve the compensation of the company's named executive officers. 3. Ratification of the selection and appointment of emst & young llp as the company's independent registered public accounting firm for the fiscal year ending december 31, 2024. 4. Approval of the amendment to the company's certificate of incorporation to increase the authorized number of shares of common stock from 54,000,500 shares to 75,000,000 shares. Note: such other business as may properly come before the meeting or any postponements or adjournments thereof. Forfor for for for you must register to attend the meeting online and/or participate at www.proxydocs.com/phx authorized signatures - must be completed for your instructions to be executed. Please sign exactly as your names) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. Should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxynote form. Signature (and title if applicable) date signature (if held jointly) date